UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-23511
Name of Fund:
BlackRock ETF Trust II
iShares High Yield Muni Active ETF

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock ETF Trust II, 50 Hudson Yards, New York, NY 10001
Registrant's telephone number, including area code:
(800) 441-7762
Date of fiscal year end:
10/31/2025
Date of reporting period:
10/31/2025
Item 1 — Report to Stockholders
(a) The Report to Shareholders is attached herewith

iShares High Yield Muni Active ETF
HIMU | Cboe BZX Exchange
Annual Shareholder Report — October 31, 2025

This annual shareholder report contains important information about iShares High Yield Muni Active ETF (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 474‑2737.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year ?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares High Yield Muni Active ETF	$65	0.64%
How did the Fund perform last year ?
  For the reporting period ended October 31, 2025, the Fund returned 3.82%.
  For the same period, the Bloomberg Municipal Bond Index returned 4.17%, the Bloomberg Municipal High Yield Bond Index returned 2.77% and the High Yield Customized Reference Benchmark returned 3.23%.
What contributed to performance?
Positive contributions to the Fund’s performance for the period were highlighted by holdings of Puerto Rico Contingent Value Instruments and Puerto Rico Electric Power Authority bonds, along with holdings of hospital issues.
What detracted from performance?
The Fund’s longer duration stance detracted modestly from overall performance, however this positioning was additive towards the end of the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: November 1, 2015 through October 31, 2025
Initial investment of $10,000
 See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	3.82%	2.74%	3.68%
Bloomberg Municipal Bond Index	4.17	1.16	2.42
Bloomberg Municipal High Yield Bond Index	2.77	3.02	4.39
High Yield Customized Reference Benchmark	3.23	2.48	N/A
Key Fund statistics
Net Assets	$2,271,670,039
Number of Portfolio Holdings	853
Net Investment Advisory Fees	$7,045,393
Portfolio Turnover Rate	30%
As of the close of trading on the New York Stock Exchange on February 7, 2025, BlackRock High Yield Municipal Fund, a series of BlackRock Municipal Bond Fund, Inc., (the "Predecessor Fund") reorganized into the Fund, which was newly organized, pursuant to an Agreement and Plan of Reorganization. The Institutional Share Class of the Predecessor Fund is the accounting and performance survivor.
The High Yield Customized Reference Benchmark (commenced on September 30, 2016) is comprised of Bloomberg Municipal Bond Rated Baa Index (20%), Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (60%) and Bloomberg Municipal Investment Grade ex BBB (20%).
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of October 31, 2025)
Sector allocation
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	29.4%
Health	12.5%
Transportation	12.0%
Corporate	10.7%
Education	9.3%
State	8.2%
Housing	7.1%
Tobacco	5.6%
Utilities	4.9%
Construction & Engineering	0.2%
Ground Transportation	0.1%
Credit quality allocation
Credit Rating(c)	Percent of Total Investments(b)
AAA/Aaa	2.7%
AA/Aa	11.6%
A	6.2%
BBB/Baa	10.4%
BB/Ba	5.8%
B	9.7%
CCC/Caa	0.4%
N/R	53.2%
(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Material Fund changes
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after October 31, 2025 at blackrock.com/fundreports or upon request by contacting us at (800) 474-2737.
On  February 7, 2025, BlackRock High Yield Municipal Fund was reorganized into iShares High Yield Muni Active ETF, which has a fiscal year end of October 31.
The net expense ratio increased from the prior fiscal year primarily due to higher interest expenses and portfolio investment fees which were offset by a decrease in management fees.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 474-2737.
The Fund is not sponsored, endorsed, issued, sold, or promoted by Bloomberg Index Services Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares High Yield Muni Active ETF
Annual Shareholder Report — October 31, 2025
HIMU-10/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) for the previous fiscal year and Pricewaterhouse Coopers LLP (“PwC”) for the current fiscal year for the services rendered to the Fund :

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares High Yield Muni Active ETF	$12,625	$74,576	$0	$0	$8,148	$15,080	$0	$0

The following table presents fees billed by D&T for the previous fiscal year and PwC for the current fiscal year that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees	$0[3]	$2,149,000[4]

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

4 Non-audit fees of $2,149,000 for the previous fiscal year were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

iShares High Yield Muni Active ETF	$8,148	$15,080

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statements and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

October 31, 2025
2025 Annual Financial Statements and Additional Information

BlackRock ETF Trust II
• iShares High Yield Muni Active ETF | HIMU | Cboe BZX Exchange

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

The Benefits and Risks of Leveraging
The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
The Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, each Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide each Fund with economic benefits in periods of declining short-term interest rates but expose each Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect each Fund’s NAV per share.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.
The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage.  If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.
Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.
Derivative Financial Instruments
The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

The Benefits and Risks of Leveraging / Derivative Financial Instruments

Schedule of Investments
October 31, 2025
iShares High Yield Muni Active ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Construction & Engineering — 0.2%
TimberHp By Go Lab, Inc.(a)(b)	751,302	$ 5,041,236
Total Common Stocks — 0.2% (Cost: $1,290)		5,041,236

	Par (000)
Corporate Bonds
Ground Transportation — 0.1%
Brightline East LLC, 11.00%, 01/31/30(c)	$5,494	2,142,660
Total Corporate Bonds — 0.1% (Cost: $4,044,256)		2,142,660
Municipal Bonds
Alabama — 3.5%
Baldwin County Industrial Development Authority, RB, Series A, AMT, 5.00%, 06/01/55(c)(d)	6,675	6,870,989
Black Belt Energy Gas District, RB(d)
Series A, 5.25%, 01/01/54	4,770	5,137,722
Series A, 5.25%, 05/01/56	4,855	5,058,804
Series F, 5.50%, 11/01/53	1,825	1,928,771
Chelsea Park Cooperative District, SAB, 5.00%, 05/01/48	895	824,051
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	2,230	2,349,658
Energy Southeast A Cooperative District, RB, Series B, 5.25%, 07/01/54(d)	2,065	2,267,627
Hoover Industrial Development Board, RB, AMT, Sustainability Bonds, 6.38%, 11/01/50(d)	5,620	6,198,479
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	5,000	5,404,442
MidCity Improvement District, SAB
4.50%, 11/01/42	745	670,945
4.75%, 11/01/49	795	706,056
Mobile County Industrial Development Authority, RB
Series A, AMT, 5.00%, 06/01/54	19,630	19,043,393
Series B, AMT, 4.75%, 12/01/54	18,250	17,033,648
Southeast Energy Authority A Cooperative District, RB, Series A, 5.00%, 01/01/56(d)	4,200	4,496,162
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(c)	1,110	1,117,190
		79,107,937
Alaska — 0.4%
Alaska Housing Finance Corp., RB, S/F Housing, (FHLMC, FNMA, GNMA), 5.00%, 12/01/54	7,535	7,647,708
Northern Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, 0.00%, 06/01/66(e)	20,425	2,304,506
		9,952,214
Arizona — 1.8%
Arizona Industrial Development Authority, RB(c)
7.10%, 01/01/55	4,450	4,472,570
Series A, 5.00%, 12/15/39	150	150,198
Series A, 5.00%, 07/01/49	1,440	1,307,539
Series A, 5.00%, 07/01/54	1,110	987,603
Series B, 5.13%, 07/01/47	420	395,161
Series B, 5.25%, 07/01/51	570	534,930
Security	Par (000)	Value
Arizona (continued)
Arizona Industrial Development Authority, RB(c) (continued)
Sustainability Bonds, 5.00%, 07/01/45	$1,135	$ 1,029,199
Sustainability Bonds, 5.00%, 07/01/55	1,215	1,050,107
Arizona Industrial Development Authority, Refunding RB(c)
5.50%, 07/01/52	2,970	2,779,912
Series A, 5.00%, 07/01/26	175	175,948
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	275	237,306
Industrial Development Authority of the County of Pima, RB
5.13%, 07/01/39	700	663,808
5.25%, 07/01/49	870	773,652
Industrial Development Authority of the County of Pima, Refunding RB(c)
4.00%, 06/15/51	6,995	5,515,101
5.00%, 07/01/56	1,255	998,284
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(c)	1,340	1,255,382
Maricopa County Industrial Development Authority, RB
7.38%, 10/01/29(c)	4,000	4,197,765
5.25%, 10/01/40(c)	1,255	1,064,088
5.50%, 10/01/51(c)	1,255	976,685
Series A, 3.00%, 09/01/51	2,995	2,137,563
AMT, 4.00%, 10/15/47(c)	3,175	2,701,845
Sierra Vista Industrial Development Authority, RB(c)
5.00%, 06/15/34	150	156,845
5.38%, 06/15/34	225	237,391
5.00%, 06/15/44	1,340	1,290,001
6.00%, 06/15/44	545	557,051
5.00%, 06/15/54	1,485	1,360,110
6.30%, 06/15/54	890	914,694
5.75%, 06/15/64	3,100	2,958,909
		40,879,647
Arkansas — 1.0%
Arkansas Development Finance Authority, RB
AMT, 4.75%, 09/01/49(c)	6,005	5,839,030
AMT, Sustainability Bonds, 7.38%, 07/01/48(c)	7,700	8,369,392
AMT, Sustainability Bonds, 5.70%, 05/01/53	2,040	2,082,157
Series A, AMT, Sustainability Bonds, 6.88%, 07/01/48(c)	5,100	5,494,436
		21,785,015
California — 6.7%
California Housing Finance Agency, RB, M/F Housing, Series P-S, Subordinate, 8.00%, 07/01/67(c)(d)	5,905	5,992,784
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(c)(d)	63,630	50,904,000
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	2,560	2,244,737
California Municipal Finance Authority, RB(c)
Series A, 5.00%, 05/01/34	275	285,620
Series A, 5.50%, 05/01/44	350	353,422
Series A, 5.75%, 05/01/54	435	437,864
Series A, 5.88%, 05/01/59	190	192,050

2025 BlackRock Annual Financial Statements and Additional Information

Schedule of Investments (continued)
October 31, 2025
iShares High Yield Muni Active ETF
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
California (continued)
California Municipal Finance Authority, RB, M/F Housing, Series A-S, Subordinate, 8.00%, 09/01/55(c)(d)	$2,390	$ 2,448,921
California Municipal Finance Authority, ST
Series A, 5.00%, 09/01/44	325	333,330
Series A, 5.00%, 09/01/49	675	684,274
California Public Finance Authority, RB, Series A, 6.38%, 06/01/59(c)	7,445	6,998,447
California School Finance Authority, RB(c)
Series A, 7.00%, 06/01/54	1,780	1,626,871
Series B, 9.00%, 06/01/34	180	184,700
California Statewide Communities Development Authority, RB, M/F Housing, Subordinate, 7.50%, 03/01/68(c)(d)	2,990	3,020,355
California Statewide Financing Authority, RB, Series L, 0.00%, 06/01/55(c)(e)	65,000	4,845,952
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.25%, 05/15/47	8,000	8,370,417
Series D, AMT, Subordinate, 4.00%, 05/15/51	16,285	14,682,815
CSCDA Community Improvement Authority, RB, M/F Housing(c)
Series A, 3.00%, 09/01/56	5,550	3,799,884
Mezzanine Lien, 4.00%, 03/01/57	2,465	1,821,366
Sustainability Bonds, 4.00%, 07/01/56	1,660	1,282,542
Sustainability Bonds, 4.00%, 07/01/58	1,405	900,380
Series B, Sustainability Bonds, 4.00%, 07/01/58	1,585	870,215
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(e)	274,380	29,060,025
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, Sustainability Bonds, 6.75%, 07/01/61(c)(f)	4,420	2,148,285
Inland Empire Tobacco Securitization Corp., RB, Series C-1, 0.00%, 06/01/36(e)	13,205	6,410,355
Rancho Mirage Community Facilities District, ST, Series A, 5.00%, 09/01/49	1,030	1,044,152
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 4.00%, 07/01/56	1,965	1,741,846
		152,685,609
Colorado — 4.7%
Banning Lewis Ranch Metropolitan District No. 8, GOL, 4.88%, 12/01/51(c)	2,335	2,085,453
Baseline Metropolitan District No. 1, GO, Series B, Subordinate, 6.75%, 12/15/54	1,780	1,805,444
Canyons Metropolitan District No. 5, Refunding GOL, Series B, Subordinate, 6.50%, 12/15/54	1,625	1,633,879
Cascade Ridge Metropolitan District, GOL, 5.00%, 12/01/51	3,000	2,627,255
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(c)	820	812,956
Colorado Educational & Cultural Facilities Authority, RB(c)
Senior Lien, 6.88%, 02/01/59	4,800	5,043,749
Series B, Subordinate Lien, 8.50%, 02/01/59	17,250	19,085,616
Colorado Educational & Cultural Facilities Authority, Refunding RB, 4.00%, 12/01/30(c)	730	704,138
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	780	822,083
5.25%, 11/01/52	1,630	1,682,515
Series A, 5.00%, 05/15/35	1,255	1,157,227
Security	Par (000)	Value
Colorado (continued)
Colorado Health Facilities Authority, RB (continued)
Series A, 5.00%, 05/15/44	$1,415	$ 1,114,329
Series A, 5.00%, 05/15/49	2,175	1,609,341
Constitution Heights Metropolitan District, Refunding GOL, 5.00%, 12/01/49	1,252	1,188,736
Copperleaf Metropolitan District No. 5, Refunding GOL
Series A, 6.25%, 12/01/45	1,050	1,058,344
Series A, 6.50%, 12/01/55	1,470	1,482,582
Creekwalk Marketplace Business Improvement District, Refunding RB
Series A, 6.00%, 12/01/54	6,560	6,516,249
Series B, 8.00%, 12/15/54	1,710	1,714,969
Eagle Brook Meadows Metropolitan District No. 3, GOL, Series 2021, 5.00%, 12/01/51	1,600	1,496,917
Elbert County Independence Water & Sanitation District, Refunding RB, 5.13%, 12/01/33	700	725,871
Four Corners Business Improvement District, GOL, 6.00%, 12/01/52	2,000	2,019,896
Gold Hill North Business Improvement District, GOL, Series A, 5.60%, 12/01/54(c)	1,100	1,084,629
Green Valley Ranch East Metropolitan District No. 6, GOL, Series A, 5.88%, 12/01/50	2,615	2,652,485
Haymeadow Metropolitan District No. 1, GOL, Series A, 6.13%, 12/01/54	1,625	1,672,741
Home Place Metropolitan District, GOL, Series A, 5.75%, 12/01/50	2,345	2,366,129
Horizon Metropolitan District No. 2, GOL, 4.50%, 12/01/51(c)	1,675	1,318,645
Independence Metropolitan District No. 3, GOL, Series B, Subordinate, 7.13%, 12/15/54	654	658,724
Independence Metropolitan District No. 3, Refunding GOL, Series A, 5.38%, 12/01/54	2,219	2,224,906
Jefferson Center Metropolitan District No. 1, RB, Series A-2, 4.38%, 12/01/47	1,000	917,634
Lanterns Metropolitan District No. 2, GOL, Series A, 4.50%, 12/01/50	1,810	1,402,744
Longs Peak Metropolitan District, GOL, 5.25%, 12/01/51(c)	8,250	8,090,825
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	2,640	2,094,014
North Holly Metropolitan District, GOL, Series A, 5.50%, 12/01/48	760	761,454
North Range Metropolitan District No. 3, GOL, Series A, 5.25%, 12/01/50	1,000	1,004,209
Orchard Park Place South Metropolitan District, GOL, 6.00%, 12/01/54(c)	3,000	3,010,350
Palisade Metropolitan District No. 2, Refunding RB, CAB, Series B, Convertible, 5.88%, 12/15/54(c)(f)	2,595	2,458,842
Poudre Heights Valley Metropolitan District, GOL, Series A, 5.50%, 12/01/54(c)	975	925,106
Prairie Farm Metropolitan District, GOL, Series A, 5.25%, 12/01/48	1,224	1,223,909
Redtail Ridge Metropolitan District, GOL, CAB, 0.00%, 12/01/32(e)	12,227	7,597,019
Reunion Metropolitan District, RB, Series A, 3.63%, 12/01/44	1,448	1,066,626
Riverpark Metropolitan District/Arapahoe County, GOL
6.00%, 12/01/42	650	660,760
6.38%, 12/01/54	1,000	1,016,816
Schedule of Investments

Schedule of Investments (continued)
October 31, 2025
iShares High Yield Muni Active ETF
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Colorado (continued)
Sojourn at Idlewild Metropolitan District, GOL, Series A, 6.13%, 12/01/55(c)	$1,000	$ 1,030,908
St. Vrain Lakes Metropolitan District No. 4, GOL, CAB, Series A, 6.75%, 09/20/54(c)(f)	2,700	1,894,246
Sterling Ranch Community Authority Board, RB, Series B, Subordinate, 7.13%, 12/15/50	501	513,280
Waters’ Edge Metropolitan District No. 2, GOL, 5.00%, 12/01/51	2,595	2,424,422
Westcreek Metropolitan District No. 2, GOL, Series A, 5.38%, 12/01/48	785	778,253
		107,237,225
Connecticut — 0.8%
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/45(c)	845	746,431
Series A, 5.00%, 01/01/55(c)	1,500	1,245,558
Series A, Sustainability Bonds, 5.38%, 07/01/54	2,915	2,855,623
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(c)	10,165	10,244,668
Stamford Housing Authority, Refunding RB
Series A, 6.50%, 10/01/55	1,325	1,351,678
Series A, 6.25%, 10/01/60	920	920,419
		17,364,377
Delaware — 0.3%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(c)	3,604	3,620,210
County of Kent Delaware, RB, Series A, 5.00%, 07/01/53	1,000	930,369
Town of Bridgeville Delaware, ST(c)
5.25%, 07/01/44	135	136,526
5.63%, 07/01/53	1,595	1,623,360
Town of Milton Delaware, ST(c)
5.70%, 09/01/44	600	604,425
5.95%, 09/01/53	1,000	1,015,240
		7,930,130
District of Columbia — 1.6%
District of Columbia Tobacco Settlement Financing Corp., RB(e)
Series A, 0.00%, 06/15/46	61,960	14,356,770
Series B, 0.00%, 06/15/46	43,620	9,334,471
Series C, 0.00%, 06/15/55	57,200	5,571,617
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	275	283,621
District of Columbia, RB, Series A, AMT, Sustainability Bonds, 5.50%, 02/28/37	880	1,006,437
District of Columbia, Refunding RB, 5.00%, 06/01/46	2,205	2,200,044
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Lien, (AGM), 0.00%, 10/01/30(e)	3,005	2,584,287
Series B, Subordinate, 4.00%, 10/01/49	2,170	1,932,957
		37,270,204
Florida — 15.2%
Alachua County Health Facilities Authority, RB, 4.00%, 12/01/49	2,560	2,291,950
Alachua County Housing Finance Authority, RB, M/F Housing, Series A, 6.30%, 07/01/55(c)(d)	1,250	1,309,387
Angeline Community Development District, SAB
5.50%, 05/01/45	515	520,352
5.75%, 05/01/56	1,340	1,352,114
Security	Par (000)	Value
Florida (continued)
Antillia Community Development District, SAB
5.00%, 05/01/31	$220	$ 224,677
5.60%, 05/01/44	570	581,214
Avenir Community Development District, SAB, 4.75%, 11/01/50(c)	520	520,000
Babcock Ranch Community Independent Special District, SAB, Series 2022, 5.00%, 05/01/42	1,570	1,591,489
Bella Collina Community Development District, SAB
5.00%, 05/01/44	180	180,133
5.30%, 05/01/55	550	549,549
Bella Tara Community Development District, SAB
5.88%, 05/01/45	1,210	1,253,538
6.13%, 05/01/56	1,840	1,907,404
Bellehaven Community Development District, SAB
5.80%, 05/01/45	1,420	1,470,717
6.05%, 05/01/55	520	537,100
Berry Bay II Community Development District, SAB
Series 2024, 5.20%, 05/01/44	550	548,109
Series 2024, 5.45%, 05/01/54	255	251,167
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,040	1,040,071
Braddock Lakes Community Development District, SAB
5.55%, 05/01/45	1,215	1,215,504
5.75%, 05/01/55	1,670	1,666,342
Brevard County Health Facilities Authority, Refunding RB(c)
4.00%, 11/15/45	4,040	3,176,496
4.00%, 11/15/55	5,960	4,250,600
Buckhead Trails Community Development District, SAB
5.60%, 05/01/44	345	348,499
5.88%, 05/01/54	845	850,007
Series 2022, 5.63%, 05/01/42	740	773,309
Series 2022, 5.75%, 05/01/52	495	506,044
Capital Projects Finance Authority, RB(c)
6.13%, 06/15/44	210	215,309
6.50%, 06/15/54	275	280,380
Series A-1, 7.50%, 06/15/65	3,405	3,431,050
Series B-1, 9.00%, 06/15/42	420	420,186
Capital Region Community Development District, Refunding SAB, Series A-1, 5.13%, 05/01/39	2,110	2,143,415
Capital Trust Agency, Inc., RB
4.50%, 01/01/35(c)	2,220	2,173,765
4.88%, 06/15/56(c)	6,670	5,292,048
Series A, 5.00%, 06/15/49(c)	500	449,342
Series A, 5.75%, 06/01/54(c)	1,925	1,616,511
Series A, 5.00%, 12/15/54	1,050	924,902
Series B, 0.00%, 01/01/35(e)	2,920	1,722,122
Series B, 0.00%, 01/01/60(e)	64,500	5,715,822
Capital Trust Agency, Inc., RB, CAB, 0.00%, 07/01/61(c)(e)	29,885	2,640,181
Capital Trust Authority, RB(c)
7.50%, 06/01/55	4,810	4,757,938
Series A, 5.00%, 07/01/44	680	641,332
Series A, 5.25%, 07/01/54	1,190	1,091,131
Capital Trust Authority, Refunding RB(c)
Series A, 4.75%, 06/15/40	405	389,934
Series A, 5.13%, 06/15/50	375	343,268
Series A, 5.25%, 06/15/59	525	478,463
Celebration Pointe Community Development District No. 1, SAB, 5.00%, 05/01/34(b)(g)	1,180	944,000

2025 BlackRock Annual Financial Statements and Additional Information

Schedule of Investments (continued)
October 31, 2025
iShares High Yield Muni Active ETF
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Central Parc Community Development District, SAB
5.70%, 05/01/44	$750	$ 759,094
6.00%, 05/01/54	650	658,374
City of Fort Lauderdale Florida, SAB, 4.00%, 07/01/42(c)	760	687,812
City of Pompano Beach Florida, Refunding RB, 4.00%, 09/01/50	4,900	3,975,630
Coastal Ridge Community Development District, SAB
5.75%, 05/01/45	2,205	2,275,906
6.00%, 05/01/55	1,700	1,750,112
Coral Creek Community Development District, SAB, 5.75%, 05/01/54	520	527,470
County of Lake Florida, RB, 5.00%, 01/15/49(c)	825	687,027
County of Okaloosa Florida, RB(c)
5.50%, 05/15/45	1,325	1,345,728
5.75%, 05/15/60	690	697,943
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/48	5,125	1,517,903
Series A-2, 0.00%, 10/01/49	1,770	493,067
Crossings Community Development District, SAB, 5.60%, 05/01/54	530	532,761
Crosswinds East Community Development District, SAB, 5.75%, 05/01/54	380	386,231
Curiosity Creek Community Development District, SAB(c)
5.40%, 05/01/44	365	366,568
5.70%, 05/01/55	600	601,022
Cypress Creek Reserve Community Development District, SAB
5.75%, 05/01/45	570	591,303
6.00%, 05/01/56	1,150	1,189,249
Cypress Reserve Community Development District, SAB(c)
5.60%, 05/01/45	1,750	1,766,759
5.80%, 05/01/56	2,375	2,394,619
Darby Community Development District, SAB, Series A-2, 5.88%, 05/01/35	2,230	2,348,220
East Nassau Stewardship District, SAB, Series 2025, 6.25%, 05/01/56	5,000	5,195,607
Elevation Pointe Community Development District, SAB
Series A-1, 4.40%, 05/01/42	700	668,917
Series A-1, 4.60%, 05/01/52	1,090	1,003,010
Series A-2, 4.40%, 05/01/32	2,200	2,244,986
Escambia County Health Facilities Authority, Refunding RB
(AGM), 3.00%, 08/15/50	10,000	7,241,450
4.00%, 08/15/50	6,530	5,605,697
Feed Mill Community Development District, SAB, 5.88%, 05/01/56	3,500	3,536,643
Florida Development Finance Corp., RB
5.25%, 06/01/55(c)	2,830	2,622,939
Series A, 5.75%, 06/15/29(c)	635	635,532
Series A, 6.00%, 06/15/34(c)	835	835,816
Series A, 4.00%, 06/15/52	2,875	2,297,281
Series A, 5.00%, 06/15/56	1,525	1,441,315
Series A, 5.13%, 06/15/55(c)	10,455	8,727,450
Series B, 4.50%, 12/15/56(c)	5,945	3,927,206
Series C, 5.75%, 12/15/56(c)	2,030	1,479,021
AMT, 5.00%, 05/01/29(c)	3,550	3,585,302
AMT, 6.13%, 07/01/32(c)(d)	5,000	5,041,912
Security	Par (000)	Value
Florida (continued)
Florida Development Finance Corp., RB (continued)
Class A, AMT, 4.38%, 10/01/54(c)(d)	$2,275	$ 2,309,088
Series A, AMT, 0.00%, 07/15/59(b)(c)(d)(g)	15,025	7,061,750
Florida Development Finance Corp., Refunding RB
Series A, 4.00%, 06/01/46(c)	1,700	1,311,928
Series A, 4.00%, 06/01/55(c)	2,750	1,960,891
AMT, 0.00%, 07/15/32(b)(c)(d)(g)	1,975	928,250
AMT, (AGM), 5.00%, 07/01/44	21,660	21,564,408
AMT, (AGM), 5.25%, 07/01/47	7,850	7,809,558
AMT, (AGM), 5.25%, 07/01/53	6,900	6,874,494
Florida Local Government Finance Commission, RB, 6.88%, 11/15/64(c)	4,800	4,998,388
Gardens at Hammock Beach Community Development District, SAB
Series 1, 4.80%, 05/01/31	195	198,574
Series 1, 5.38%, 05/01/44	305	309,899
Series 1, 5.65%, 05/01/54	520	526,443
Series 2, 5.00%, 05/01/31	270	274,933
Series 2, 5.60%, 05/01/44	995	1,015,939
Series 2, 5.88%, 05/01/55	360	367,215
Gas Worx Community Development District, SAB, 6.00%, 05/01/57(c)	1,800	1,843,403
GIR East Community Development District, SAB
4.30%, 05/01/32	500	505,068
5.30%, 05/01/45	1,000	994,676
5.50%, 05/01/55	1,750	1,723,506
Golden Gem Community Development District, SAB
5.70%, 05/01/44	2,900	2,941,052
6.00%, 05/01/55	1,010	1,027,083
Grand Oaks Community Development District, SAB
4.25%, 05/01/40	910	875,345
4.50%, 05/01/52	1,015	922,143
Greenbriar Community Development District, SAB
5.65%, 05/01/45	585	592,100
5.88%, 05/01/54	705	712,112
Hammock Oaks Community Development District, SAB
5.85%, 05/01/44	125	127,350
5.55%, 05/01/45(c)	780	792,987
6.15%, 05/01/54	865	882,426
5.75%, 05/01/55(c)	1,165	1,179,825
Hillcrest Preserve Community Development District, SAB, 5.30%, 05/01/54(c)	890	870,082
Hillsborough County Industrial Development Authority, Refunding RB, Series C, 4.13%, 11/15/51	5,000	4,674,067
Hobe-St Lucie Conservancy District, SAB, 5.88%, 05/01/55	635	650,315
Hyde Park Community Development District No. 1, SAB
Series A, 4.75%, 05/01/31	290	293,722
Series A, 5.35%, 05/01/44	425	427,037
Series A, 5.63%, 05/01/55	690	691,821
Ibis Landing Community Development District, SAB
5.70%, 06/15/45	365	378,544
5.88%, 06/15/55	475	488,768
KD52 Community Development District No. 1, SAB
5.00%, 05/01/35	1,220	1,223,643
5.88%, 05/01/45	2,475	2,484,049
6.13%, 05/01/56	4,255	4,274,595
Kings Creek I Community Development District, SAB
5.75%, 05/01/45	795	816,009
6.00%, 05/01/55	795	813,861
Schedule of Investments

Schedule of Investments (continued)
October 31, 2025
iShares High Yield Muni Active ETF
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Kissimmee Park Community Development District, SAB
5.88%, 05/01/45	$1,110	$ 1,149,940
6.13%, 05/01/56	900	932,969
Lakes of Sarasota Community Development District, SAB
Series A, 4.75%, 05/01/31	355	359,234
Series A, 5.30%, 05/01/44	425	425,598
Series A, 5.60%, 05/01/55	695	694,449
Lakeside Preserve Community Development District, SAB, Series 2023, 6.38%, 05/01/54	985	1,037,697
Lakewood Ranch Stewardship District, SAB
4.95%, 05/01/29(c)	120	122,767
4.63%, 05/01/31	215	219,379
5.50%, 05/01/39(c)	100	103,504
5.50%, 05/01/40	1,395	1,469,503
5.30%, 05/01/44	385	392,401
4.88%, 05/01/45	530	517,662
5.80%, 05/01/45	1,665	1,728,458
5.13%, 05/01/46	830	830,461
5.65%, 05/01/48(c)	130	132,310
4.50%, 05/01/49	805	731,739
4.00%, 05/01/52	790	649,976
5.55%, 05/01/54	180	182,730
6.00%, 05/01/56	4,695	4,859,639
Series 1A, 5.00%, 05/01/38	1,175	1,197,428
Series 1A, 5.10%, 05/01/48	2,530	2,534,194
Series 1B, 4.75%, 05/01/29	750	763,951
Series 1B, 5.45%, 05/01/48	1,930	1,955,780
Lee County Industrial Development Authority, RB
5.25%, 11/15/54	2,340	2,350,692
Series B-1, 4.75%, 11/15/29	985	991,500
Lowery Hills Community Development District, SAB(c)
5.63%, 05/01/45	565	567,916
5.85%, 05/01/55	780	784,198
LT Ranch Community Development District, SAB
5.50%, 05/01/44	795	817,295
5.85%, 05/01/54	600	616,733
LTC Ranch West Residential Community Development District, Refunding SAB
Series AA4, 5.38%, 05/01/44	345	343,232
Series AA4, 5.65%, 05/01/54	1,250	1,245,491
LTC Ranch West Residential Community Development District, SAB
Series AA2, 5.70%, 05/01/44	185	187,870
Series AA2, 6.00%, 05/01/54	250	253,555
Malabar Springs Community Development District, SAB
5.20%, 05/01/44	605	601,503
5.50%, 05/01/54	905	891,469
Marion Ranch Community Development District, SAB
5.10%, 05/01/31	220	224,740
5.70%, 05/01/44	580	591,760
5.95%, 05/01/54	225	229,570
Midtown Miami Community Development District, Refunding SAB, Series A, 5.00%, 05/01/37	890	890,374
Newfield Community Development District, SAB
5.63%, 05/01/45	1,805	1,849,095
5.90%, 05/01/56	1,150	1,179,354
Normandy Community Development District, SAB, 5.55%, 05/01/54(c)	1,510	1,460,598
Security	Par (000)	Value
Florida (continued)
North AR-1 Pasco Community Development District, SAB
Series A, 5.75%, 05/01/44	$160	$ 164,222
Series A, 6.00%, 05/01/54	280	287,000
North River Ranch Community Development District, SAB, Series A-2, 4.20%, 05/01/35	220	220,000
Orange County Health Facilities Authority, Refunding RB, Series A, 4.50%, 10/01/56	5,000	4,882,459
Ormond Crossings West Community Development District(h)
11/01/47	1,850	1,850,593
11/01/57	2,150	2,149,786
Palm Beach County Health Facilities Authority, RB, 5.75%, 11/01/50	790	840,445
Parrish Lakes Community Development District, SAB
5.50%, 05/01/44	925	935,512
5.80%, 05/01/54	290	292,715
Parrish Plantation Community Development District, SAB
5.80%, 05/01/44	475	491,101
5.88%, 05/01/54	375	385,063
6.05%, 05/01/54	895	925,247
Poitras East Community Development District, SAB
5.00%, 05/01/43	460	468,628
5.25%, 05/01/52	1,650	1,665,691
Reflection Bay Community Development District, SAB
5.63%, 05/01/45	450	460,033
5.88%, 05/01/55	750	765,879
Reunion East Community Development District, SAB, Series 2021, 4.00%, 05/01/51	2,685	2,219,439
Sandridge Community Development District, SAB, Series A1, 4.00%, 05/01/51	600	521,055
Sarasota County Public Hospital District, RB, 4.00%, 07/01/52	5,200	4,577,256
Seminole County Industrial Development Authority, Refunding RB, 5.75%, 11/15/54	2,420	2,282,564
Seminole Palms Community Development District, SAB, 5.50%, 05/01/55(c)	930	908,058
Shadowlawn Community Development District, SAB, 5.85%, 05/01/54	355	355,807
Solaeris Community Development District, SAB, 6.30%, 05/01/56(c)	3,000	3,096,386
Somerset Bay Community Development District, SAB(c)
4.85%, 05/01/31	305	308,978
5.63%, 05/01/44	925	922,449
5.90%, 05/01/54	905	906,453
South Broward Hospital District, RB, (BAM-TCRS), 3.00%, 05/01/51	415	305,090
Southern Groves Community Development District No. 5, SAB
4.00%, 05/01/30	170	172,683
4.30%, 05/01/40	810	812,850
4.50%, 05/01/46	600	576,799
St. Johns County Industrial Development Authority, Refunding RB, 4.00%, 08/01/55	2,700	2,236,996
Starling Community Development District, SAB(c)(h)
05/01/45	850	846,003
05/01/56	1,610	1,591,317
Sunrise Community Development District, SAB, 5.88%, 05/01/55(c)	2,300	2,268,119

2025 BlackRock Annual Financial Statements and Additional Information

Schedule of Investments (continued)
October 31, 2025
iShares High Yield Muni Active ETF
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Talavera Community Development District, SAB, 4.35%, 05/01/40	$520	$ 501,916
Three Rivers Community Development District, SAB, 5.75%, 05/01/56	3,660	3,649,312
Tradition Community Development District No. 9, SAB
5.40%, 05/01/45	555	557,688
5.65%, 05/01/56	775	778,929
Trout Creek Community Development District, SAB
5.38%, 05/01/38	670	684,065
5.50%, 05/01/49	1,685	1,700,841
Two Rivers West Community Development District, SAB
Series 2024, 4.80%, 05/01/31	220	224,301
Series 2024, 5.63%, 05/01/44	750	768,083
Series 2024, 5.88%, 05/01/54	895	917,795
Village Community Development District No. 14, SAB
5.38%, 05/01/42	3,195	3,295,479
5.50%, 05/01/53	2,380	2,422,986
Village Community Development District No. 16, SAB, 05/01/56(h)	4,900	4,895,788
Volusia County Educational Facility Authority, RB, 5.25%, 06/01/49	2,680	2,757,564
West Villages Improvement District, SAB
4.75%, 05/01/39	885	887,055
5.38%, 05/01/44	495	501,591
5.00%, 05/01/50	1,415	1,398,609
5.63%, 05/01/54	355	356,886
Westside Haines City Community Development District, SAB, 6.00%, 05/01/54	640	655,134
		344,662,512
Georgia — 0.8%
Atlanta Development Authority, TA(c)
Series A, 5.00%, 04/01/34	1,720	1,755,745
Series A, 5.50%, 04/01/39	2,640	2,712,276
Brookhaven Development Authority, RB, Series A, 4.00%, 07/01/44	4,000	3,827,836
Development Authority of Cobb County, RB, Series A, 6.38%, 06/15/58(c)	690	676,879
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(c)	875	574,085
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	3,050	3,206,045
Series A, 5.00%, 06/01/53(d)	2,000	2,120,292
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 07/01/52	2,765	2,802,968
		17,676,126
Idaho — 0.2%
Idaho Health Facilities Authority, Refunding RB, 3.50%, 09/01/33	375	343,216
Idaho Housing & Finance Association, RB(c)
Series A, 6.00%, 07/01/39	370	377,208
Series A, 6.00%, 07/01/49	595	598,666
Series A, 6.00%, 07/01/54	570	572,129
Series A, 6.95%, 06/15/55	1,540	1,564,539
Series C, 5.00%, 12/01/46	1,000	961,248
Power County Industrial Development Corp., RB, 6.45%, 08/01/32	265	268,839
		4,685,845
Security	Par (000)	Value
Illinois — 5.2%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	$4,650	$ 4,391,472
Series A, 5.75%, 12/01/50	15,445	15,337,209
Series A, 6.25%, 12/01/50	2,330	2,435,675
Series D, 5.00%, 12/01/46	1,800	1,633,285
Series H, 5.00%, 12/01/46	9,325	8,461,324
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/41	5,805	4,933,746
Series B, 12/01/44(h)	4,415	4,570,316
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB
Series A, 5.00%, 12/01/49	4,640	4,781,079
Series A, 2nd Lien, 5.00%, 12/01/57	5,550	5,637,084
City of Chicago Illinois, GO
Series A, 5.00%, 01/01/42	9,350	9,281,955
Series A, 5.00%, 01/01/44	17,425	16,888,280
Series F, 6.00%, 01/01/55	1,095	1,148,899
City of Marion Illinois Sales Tax Revenue, Refunding RB
6.38%, 06/01/45	2,050	2,047,177
6.63%, 06/01/55	3,800	3,813,472
County of Cook Illinois, RB, M/F Housing, 6.50%, 01/01/45	4,500	4,531,164
Illinois Finance Authority, Refunding RB, 5.25%, 08/01/35(c)	1,190	1,209,902
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/46	4,640	4,783,791
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	9,695	8,383,441
Refunding RB, 5.00%, 06/15/50	14,040	14,061,403
Village of Lincolnwood Illinois, COP, Series B, 5.75%, 12/01/43(c)	935	947,790
		119,278,464
Indiana — 0.5%
City of Valparaiso Indiana, Refunding RB, AMT, 4.50%, 01/01/34(c)	635	656,993
Indiana Finance Authority, RB
Series A, 6.13%, 10/15/45(c)	965	964,526
Series A, 6.38%, 10/15/55(c)	725	727,601
Series A, AMT, 6.75%, 05/01/39	2,785	3,118,846
Indiana Finance Authority, Refunding RB
Series A, 5.25%, 03/01/50	1,725	1,726,207
Series A, 5.38%, 03/01/55	2,035	2,045,117
Indianapolis Local Public Improvement Bond Bank, RB, Series E, Convertible, 6.00%, 03/01/53	1,850	1,933,508
		11,172,798
Iowa — 0.2%
Iowa Finance Authority, Refunding RB, Series A, 5.13%, 05/15/59	4,100	3,840,609
Iowa Higher Education Loan Authority, Refunding RB, 5.50%, 11/01/51	1,000	875,992
		4,716,601
Kansas(c) — 0.1%
City of Shawnee Kansas, RB
5.00%, 08/01/41	770	708,728
5.00%, 08/01/56	1,900	1,578,496
		2,287,224
Schedule of Investments

Schedule of Investments (continued)
October 31, 2025
iShares High Yield Muni Active ETF
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Kentucky(c) — 0.5%
City of Henderson Kentucky, RB
Series A, AMT, 4.70%, 01/01/52	$4,320	$ 4,084,413
Series B, AMT, 4.45%, 01/01/42	2,540	2,507,851
Series B, AMT, 4.70%, 01/01/52	6,000	5,672,797
		12,265,061
Louisiana — 1.0%
Juban Crossing Community Development District, SAB, Series A, 6.25%, 06/01/54	3,000	3,113,918
Louisiana Public Facilities Authority, RB
6.00%, 06/15/59(c)	1,750	1,757,370
Series A, 5.25%, 06/01/60(c)	4,940	3,700,102
Series A, 6.50%, 06/01/62(c)	855	772,454
AMT, 5.00%, 09/01/66	7,000	6,715,544
Class R2, AMT, 6.50%, 10/01/53(c)(d)	2,160	2,275,236
Parish of st. James Louisiana, RB, 3.70%, 08/01/41(d)	900	908,774
Parish of St. James Louisiana, RB, Series 2, 6.35%, 07/01/40(c)	3,160	3,438,888
		22,682,286
Maine — 0.6%
Finance Authority of Maine, RB
Series B, 9.50%, 06/01/32	1,250	641,115
Series A, AMT, 8.50%, 06/01/32	1,250	642,102
AMT, Sustainability Bonds, 8.50%, 06/01/35	6,610	3,374,450
Finance Authority of Maine, Refunding RB, AMT, 4.63%, 12/01/47(c)(d)	1,300	1,312,697
Maine Health & Higher Educational Facilities Authority, Refunding RB, 4.00%, 07/01/37(c)	8,100	7,056,221
		13,026,585
Maryland — 1.0%
City of Baltimore Maryland, RB
4.88%, 06/01/42	260	263,197
5.00%, 06/01/51	780	781,122
City of Baltimore Maryland, Refunding RB, Convertible, 5.00%, 09/01/46	1,500	1,476,187
Maryland Community Development Administration, RB, M/F Housing, Series D-1, Sustainability Bonds, (FNMA), 4.35%, 02/01/44	8,270	8,170,530
Maryland Economic Development Corp., TA, 4.00%, 09/01/50	4,805	4,088,256
Maryland Health & Higher Educational Facilities Authority, RB, 7.00%, 03/01/55(c)	8,165	8,328,431
		23,107,723
Massachusetts — 0.5%
Massachusetts Development Finance Agency, RB
Series A-1, 6.38%, 07/15/45(c)	3,375	3,414,879
Series D, Sustainability Bonds, 4.00%, 07/01/45	715	641,120
Massachusetts Development Finance Agency, Refunding RB
4.13%, 10/01/42(c)	855	792,964
5.25%, 07/01/52	4,715	4,746,072
5.00%, 10/01/57(c)	1,900	1,834,662
		11,429,697
Michigan — 0.8%
Advanced Technology Academy, Refunding RB, 5.00%, 11/01/44	160	150,512
Michigan Finance Authority, Refunding RB
4.00%, 12/01/48	3,345	3,005,288
Series 2, 4.00%, 03/01/51	3,000	2,639,077
Security	Par (000)	Value
Michigan (continued)
Michigan Strategic Fund, RB
5.00%, 11/15/42	$280	$ 277,421
AMT, 5.00%, 12/31/43	2,030	2,032,200
AMT, Sustainability Bonds, 4.00%, 10/01/61(d)	4,450	4,446,850
Wayne County Airport Authority, ARB, Series A, (AGM), 5.25%, 12/01/48	4,575	4,880,335
		17,431,683
Minnesota — 0.1%
City of Eagan Minnesota, RB, Series A, 6.38%, 02/01/55(c)	245	238,848
Duluth Economic Development Authority, Refunding RB, Series A, 5.25%, 02/15/58	2,790	2,806,221
		3,045,069
Missouri — 0.3%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.88%, 06/15/34	360	367,950
Series A, 4.38%, 11/15/35	1,020	935,855
Series A, 5.75%, 06/15/54	1,665	1,687,336
Kansas City Industrial Development Authority, RB
Series A-1, 5.00%, 06/01/46(c)	965	941,820
Series A-1, 5.00%, 06/01/54(c)	625	590,191
Series C, 7.50%, 11/15/46(b)(g)	425	327,093
Kansas City Industrial Development Authority, Refunding RB(b)(g)
Class B, 5.00%, 11/15/46	772	522,411
Class D, 2.00%, 11/15/46	345	16,024
Kansas City Land Clearance Redevelopment Authority, TA, Series B, Convertible, 5.00%, 02/01/40(c)	1,240	1,244,349
		6,633,029
Nevada — 0.2%
City of Las Vegas Nevada Special Improvement District No. 613, SAB
5.25%, 12/01/47	440	440,775
5.50%, 12/01/53	250	253,576
City of Reno Nevada, SAB(c)
5.00%, 06/01/41	825	843,667
5.13%, 06/01/47	1,000	990,547
Tahoe-Douglas Visitors Authority, RB, 5.00%, 07/01/45	1,460	1,469,579
		3,998,144
New Hampshire — 2.0%
New Hampshire Business Finance Authority, RB
5.38%, 12/01/31(c)	3,925	3,935,557
5.95%, 12/01/31(c)	1,485	1,491,295
5.88%, 12/15/33(c)	4,511	4,543,840
5.25%, 12/01/35(c)	5,334	5,334,956
5.38%, 12/15/35(c)	5,761	5,764,658
Series A, 4.13%, 08/15/40	1,435	1,298,403
Series A, 4.25%, 08/15/46	1,610	1,383,467
Series A, 4.50%, 08/15/55	3,350	2,791,828
New Hampshire Business Finance Authority, RB, CAB(c)(e)
0.00%, 04/01/32	1,755	1,183,771
0.00%, 12/15/33	14,330	8,800,926

2025 BlackRock Annual Financial Statements and Additional Information

Schedule of Investments (continued)
October 31, 2025
iShares High Yield Muni Active ETF
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Hampshire (continued)
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	$2,820	$ 2,943,968
Series 2025, Subordinate, 5.15%, 09/28/37	5,585	5,649,355
		45,122,024
New Jersey — 0.7%
New Jersey Economic Development Authority, ARB, AMT, 6.38%, 01/01/35(c)	4,855	5,042,751
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(i)	2,060	2,213,271
Series A, 5.00%, 07/01/37	375	375,345
Series A, 5.25%, 11/01/54(c)	3,955	3,411,588
Series B, 6.50%, 04/01/31	1,790	1,801,940
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	1,960	1,806,556
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 4.25%, 12/01/45	1,030	1,024,066
		15,675,517
New York — 4.6%
Albany Capital Resource Corp., Refunding RB, 4.00%, 07/01/41(b)(g)	2,115	105,725
Build NYC Resource Corp., RB
Series A, 5.00%, 07/01/32	2,255	2,239,295
Series A, 5.13%, 07/01/33	620	646,174
Series A, 6.13%, 07/01/43	1,780	1,838,648
Series A, 6.38%, 07/01/53	3,260	3,338,480
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(c)	2,065	2,066,869
Dutchess County Local Development Corp., Refunding RB, Series B, Refunding RB, 4.00%, 07/01/49	5,000	4,393,486
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	585	473,698
New York City Housing Development Corp., RB, M/F Housing
Series C-1A, 4.20%, 11/01/44	3,190	3,137,020
Series C-1A, 4.30%, 11/01/47	4,655	4,531,126
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series E, Subordinate, 5.00%, 11/01/53	5,000	5,201,181
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(c)	3,000	2,886,724
New York Liberty Development Corp., Refunding RB
3.25%, 09/15/52	4,045	3,007,136
Class 1, 5.00%, 11/15/44(c)	4,500	4,499,908
Series 1, 2.75%, 02/15/44	5,320	4,003,895
Series A, Sustainability Bonds, 3.00%, 11/15/51	8,150	5,889,305
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	3,800	2,791,085
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/55	5,000	5,215,901
New York State Dormitory Authority, Refunding RB
4.25%, 05/01/52	1,645	1,536,081
Series A, 3.00%, 03/15/51	4,200	3,110,193
Series B, 5.00%, 03/15/54	1,380	1,443,796
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/35	10,000	10,744,602
AMT, 5.63%, 04/01/40	2,215	2,325,847
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	3,845	4,022,152
Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., RB (continued)
AMT, 4.00%, 04/30/53	$2,220	$ 1,897,584
New York Transportation Development Corp., Refunding ARB, Series A, AMT, 5.38%, 08/01/36	3,665	3,827,255
Suffolk Regional Off-Track Betting Corp., RB
5.00%, 12/01/34	1,570	1,618,021
5.75%, 12/01/44	2,600	2,642,462
6.00%, 12/01/53	3,800	3,855,081
TSASC, Inc., Refunding RB, Series B, 5.00%, 06/01/48	1,625	1,425,560
Ulster County Capital Resource Corp., RB, 09/15/59(c)(h)	2,500	2,471,786
Westchester County Local Development Corp., Refunding RB(c)
5.00%, 07/01/41	3,300	3,285,266
5.00%, 07/01/46	2,205	2,056,589
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	670	546,855
Sub-Series C, 5.13%, 06/01/51	2,000	1,689,518
		104,764,304
North Carolina — 0.2%
North Carolina Turnpike Authority, RB, Series A, (AGM), 5.00%, 01/01/58	3,985	4,085,454
North Dakota — 0.2%
City of Grand Forks North Dakota, RB, Series A, (AGM), 5.00%, 12/01/48	1,765	1,816,428
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,785	1,795,378
		3,611,806
Ohio — 2.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	34,940	29,281,090
Buckeye Tobacco Settlement Financing Authority, Refunding RB, CAB, Series B-3, Class 2, 0.00%, 06/01/57(e)	72,240	6,826,319
Cleveland-Cuyahoga County Port Authority, Refunding RB(c)
Series A, 5.38%, 01/01/39	455	462,018
Series A, 5.88%, 01/01/49	1,095	1,087,281
County of Hamilton Ohio, Refunding RB, 5.00%, 01/01/46	1,435	1,387,323
County of Hardin Ohio, Refunding RB
5.00%, 05/01/30	620	616,589
5.25%, 05/01/40	615	578,913
5.50%, 05/01/50	2,895	2,582,555
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(c)	4,675	4,745,854
Ohio Higher Educational Facility Commission, Refunding RB, 4.00%, 10/01/47	3,500	2,893,500
Ohio Housing Finance Agency, RB, M/F Housing, Series A, 5.70%, 08/01/43(c)	3,500	3,622,009
		54,083,451
Oklahoma — 1.3%
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(c)	14,040	14,064,549
Series A-2, 7.25%, 09/01/51(c)	1,920	1,923,357
Schedule of Investments

Schedule of Investments (continued)
October 31, 2025
iShares High Yield Muni Active ETF
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Oklahoma (continued)
Oklahoma Development Finance Authority, RB (continued)
Series B, 5.50%, 08/15/52	$2,415	$ 2,424,430
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(c)	1,165	1,082,705
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	1,050	1,064,613
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/40	6,420	7,199,725
Tulsa Municipal Airport Trust Trustees, Refunding RB, Series C, AMT, 5.50%, 12/01/35	1,260	1,260,414
		29,019,793
Oregon — 0.6%
Clackamas County Hospital Facility Authority, Refunding RB, Series A, 5.25%, 11/15/50	800	774,797
Oregon State Facilities Authority, RB(c)
Series A, 5.00%, 06/15/49	915	814,755
Series A, 5.25%, 06/15/55	505	454,598
Port of Morrow Oregon, ARB, Series A, 5.15%, 10/01/26(c)	11,815	11,814,693
		13,858,843
Pennsylvania — 2.7%
Allegheny Community Broadband, Inc., RB(c)
7.75%, 09/01/45	530	524,090
8.00%, 09/01/51	625	613,409
Allentown Neighborhood Improvement Zone Development Authority, RB(c)
Series A, 5.25%, 05/01/32	300	306,077
Series A, 5.25%, 05/01/42	300	300,208
Beaver County Industrial Development Authority, Refunding RB, Series B, 3.75%, 10/01/47	10,165	8,548,071
Doylestown Hospital Authority, Refunding RB(c)
5.00%, 07/01/31	485	515,531
5.38%, 07/01/39	1,125	1,234,488
Lancaster County Hospital Authority, RB, 5.00%, 11/01/46	4,890	4,956,274
Lancaster Municipal Authority, RB, Series B, 5.00%, 05/01/54	300	293,864
Montgomery County Higher Education and Health Authority, Refunding RB, (BAM-TCRS), 4.00%, 09/01/49	3,000	2,737,793
Montgomery County Industrial Development Authority, Refunding RB, 5.00%, 12/01/46	1,000	945,750
Pennsylvania Economic Development Financing Authority, RB
6.88%, 09/01/47(c)	16,590	17,260,800
AMT, 5.75%, 06/30/48	2,890	3,013,120
AMT, 5.25%, 06/30/53	4,830	4,892,244
Pennsylvania Economic Development Financing Authority, Refunding RB
Series B, 5.25%, 12/01/38(d)	1,750	1,764,614
Series C, 5.25%, 12/01/37(d)	3,065	3,092,469
AMT, 5.50%, 11/01/44	5,390	5,393,118
Pennsylvania Higher Education Assistance Agency, RB
Series 1A, AMT, 4.75%, 06/01/46	3,240	3,276,702
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Higher Education Assistance Agency, RB (continued)
Sub-Series 1C, AMT, 5.00%, 06/01/51	$640	$ 624,333
School District of Philadelphia, GOL, Series A, (SAW), 5.50%, 09/01/48	490	522,465
		60,815,420
Puerto Rico — 7.8%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(e)	80,860	3,820,255
Children’s Trust Fund, Refunding RB, Series B, 0.00%, 05/15/55(e)	2,000	241,346
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	3,605	3,849,934
Series A-1, Restructured, 5.75%, 07/01/31	3,402	3,772,015
Series A-1, Restructured, 4.00%, 07/01/41	1,059	972,171
Series A-1, Restructured, 4.00%, 07/01/46	2,017	1,780,063
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(e)	5,283	3,811,128
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(b)(d)(g)	80,695	47,811,806
PRIFA Custodial Trust, RB, Series 2005, 0.00%, 03/15/49	3,300	851,563
Puerto Rico Electric Power Authority, RB
Series A, 7.25%, 07/01/30(b)(g)	250	165,000
Series A, 7.00%, 07/01/33(b)(g)	8,735	5,765,100
Series A, 6.75%, 07/01/36(b)(g)	5,830	3,847,800
Series A, 7.00%, 07/01/40	1,000	660,000
Series A, 5.00%, 07/01/42(b)(g)	1,605	1,059,300
Series A, 5.05%, 07/01/42(b)(g)	1,080	712,800
Series A, 7.00%, 07/01/43(b)(g)	775	511,500
Series A-1, 10.00%, 07/01/19(b)(g)	230	151,940
Series A-2, 10.00%, 07/01/19(b)(g)	1,161	766,542
Series A-3, 10.00%, 07/01/19(b)(g)	748	493,461
Series B-3, 10.00%, 07/01/19(b)(g)	748	493,461
Series C-1, 5.40%, 01/01/18(b)(g)	2,054	1,355,756
Series C-2, 5.40%, 07/01/18(b)(g)	2,055	1,355,975
Series C-3, 5.40%, 01/01/20(b)(g)	208	137,067
Series C-4, 5.40%, 07/01/20(b)(g)	208	137,067
Series CCC, 5.00%, 07/01/22	715	471,900
Series CCC, 5.00%, 07/01/25	620	409,200
Series CCC, 5.25%, 07/01/26(b)(g)	590	389,400
Series CCC, 5.25%, 07/01/28(b)(g)	1,945	1,283,700
Series D-1, 7.50%, 01/01/20(b)(g)	2,332	1,539,272
Series D-2, 7.50%, 01/01/20(b)(g)	4,430	2,923,756
Series D-4, 7.50%, 07/01/20(b)(g)	709	468,109
Series TT, 5.00%, 07/01/18(b)(g)	900	594,000
Series WW, 5.50%, 07/01/17(b)(g)	475	313,500
Series WW, 5.50%, 07/01/18(b)(g)	415	273,900
Series WW, 5.50%, 07/01/19(b)(g)	335	221,100
Series WW, 5.38%, 07/01/22(b)(g)	4,500	2,970,000
Series WW, 5.38%, 07/01/24(b)(g)	815	537,900
Series WW, 5.25%, 07/01/25	1,940	1,280,400
Series WW, 5.25%, 07/01/33(b)(g)	315	207,900
Series WW, 5.50%, 07/01/38(b)(g)	415	273,900
Series XX, 5.25%, 07/01/17(b)(g)	230	151,800
Series XX, 5.25%, 07/01/35(b)(g)	705	465,300
Series XX, 5.75%, 07/01/36(b)(g)	2,870	1,894,200
Series XX, 5.25%, 07/01/40(b)(g)	8,150	5,379,000
Puerto Rico Electric Power Authority, Refunding RB
Series AAA, 5.25%, 07/01/22(b)(g)	765	504,900

2025 BlackRock Annual Financial Statements and Additional Information

Schedule of Investments (continued)
October 31, 2025
iShares High Yield Muni Active ETF
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Refunding RB (continued)
Series AAA, 5.25%, 07/01/25	$3,560	$ 2,349,600
Series AAA, 5.25%, 07/01/28(b)(g)	3,655	2,412,300
Series AAA, 5.25%, 07/01/29(b)(g)	190	125,400
Series UU, 0.00%, 07/01/17(b)(d)(g)	2,660	1,755,600
Series UU, 0.00%, 07/01/18(b)(d)(g)	125	82,500
Series UU, 0.00%, 07/01/20(b)(d)(g)	1,135	749,100
Series UU, 1.00%, 07/01/31(b)(d)(g)	1,345	887,700
Series ZZ, 5.25%, 07/01/19(b)(g)	1,050	693,000
Series ZZ, 5.25%, 07/01/23(b)(g)	370	244,200
Series ZZ, 5.25%, 07/01/24(b)(g)	5,050	3,333,000
Series ZZ, 5.25%, 07/01/25(b)(g)	265	174,900
Series ZZ, 5.00%, 07/01/28(b)(g)	345	227,700
Series ZZ, 5.00%, 12/29/49(b)(g)	330	217,800
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Authority, ARB
Series A-1, AMT, 6.75%, 01/01/45	680	770,750
Series A-2, AMT, 6.50%, 01/01/42	445	504,267
Series A-2, AMT, 6.75%, 01/01/45	680	768,183
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	6,213	5,874,404
Series A-1, Restructured, 5.00%, 07/01/58	20,760	20,162,957
Series A-2, Restructured, 4.54%, 07/01/53	1,564	1,416,689
Series A-2, Restructured, 4.78%, 07/01/58	1,495	1,405,893
Series B-2, Restructured, 4.78%, 07/01/58	626	588,688
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(e)
Series A-1, Restructured, 0.00%, 07/01/33	2,574	1,948,977
Series A-1, Restructured, 0.00%, 07/01/46	57,577	20,038,667
Series B-1, Restructured, 0.00%, 07/01/46	8,066	2,807,230
		176,615,692
Rhode Island — 0.0%
Tobacco Settlement Financing Corp., RB, CAB, Series A, 0.00%, 06/01/52(e)	6,280	907,969
South Carolina — 1.6%
City of Goose Creek South Carolina, SAB, 5.25%, 10/01/45(c)	1,000	1,003,270
City of Hardeeville South Carolina, SAB(c)
3.50%, 05/01/32	135	121,539
3.88%, 05/01/41	270	226,130
4.00%, 05/01/52	165	125,362
County of Dorchester South Carolina, SAB, 6.00%, 10/01/51(c)	2,240	2,262,062
South Carolina Jobs-Economic Development Authority, RB
7.50%, 08/15/62(c)	1,935	1,728,302
Series A, 4.50%, 11/01/54	150	147,497
South Carolina Jobs-Economic Development Authority, RB, M/F Housing(c)
6.88%, 03/01/65(d)	14,770	14,138,135
Series A, 6.75%, 12/01/60	14,985	15,862,417
		35,614,714
Tennessee — 0.8%
Metropolitan Government Nashville & Davidson County Health & Educational Fcilities Board, Refunding RB, 4.00%, 10/01/49	1,635	1,365,592
Security	Par (000)	Value
Tennessee (continued)
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(c)(e)	$3,830	$ 1,632,073
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(d)	7,435	8,062,284
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(d)	6,360	6,860,377
		17,920,326
Texas — 6.7%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)(c)(g)	2,340	50,450
Arlington Higher Education Finance Corp., RB(c)
5.63%, 08/15/54	6,160	4,634,860
7.50%, 04/01/62	1,970	985,000
7.88%, 11/01/62	1,670	1,002,000
Beaumont Housing Authority, RB, M/F Housing, Series A, Senior Lien, 6.50%, 07/01/55(c)	1,270	1,261,173
Central Texas Regional Mobility Authority, Refunding RB(e)
0.00%, 01/01/28	3,000	2,808,279
0.00%, 01/01/29	500	453,691
0.00%, 01/01/30	1,330	1,171,356
0.00%, 01/01/31	4,000	3,416,721
City of Anna Texas, SAB(c)
4.88%, 09/15/31	202	204,612
5.50%, 09/15/44	769	772,602
5.75%, 09/15/54	195	196,341
City of Aubrey Texas, SAB(c)
5.38%, 12/31/45	1,000	991,500
5.63%, 12/31/55	1,750	1,749,188
City of Bastrop Texas, SAB(c)
5.38%, 09/01/45	390	392,993
5.63%, 09/01/55	780	787,746
City of Buda Texas, SAB(c)
6.00%, 09/01/55	1,080	1,070,116
6.75%, 09/01/55	2,170	2,151,556
City of Celina Texas, SAB(c)
5.38%, 09/01/45	390	389,595
5.50%, 09/01/45	100	100,653
5.63%, 09/01/55	1,010	1,010,779
City of Corpus Christi Texas, SAB
5.38%, 09/15/31	53	55,056
6.13%, 09/15/44	450	449,404
6.50%, 09/15/54	767	769,660
City of Crandall Texas, SAB(c)
5.00%, 09/15/41	500	488,263
5.25%, 09/15/45	270	267,825
5.50%, 09/15/55	650	650,084
City of Ennis Texas, SAB(c)(h)
09/15/45	600	594,440
09/15/55	880	870,203
City of Fate Texas, SAB, 5.75%, 08/15/54(c)	290	292,243
City of Friendswood Texas, SAB, 7.00%, 09/15/54	2,146	2,161,713
City of Houston Texas Airport System Revenue, ARB
Series A, AMT, 6.63%, 07/15/38	1,110	1,110,021
Series A, AMT, 4.00%, 07/01/41	3,600	3,303,525
Series B-1, AMT, 5.00%, 07/15/35	5,000	5,000,031
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	5,400	5,400,033
Series C, AMT, 5.00%, 07/15/27	5,525	5,635,490
Schedule of Investments

Schedule of Investments (continued)
October 31, 2025
iShares High Yield Muni Active ETF
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
City of Hutto Texas, SAB(c)
5.13%, 09/01/45	$300	$ 292,400
5.38%, 09/01/60	1,000	968,935
City of Marble Falls Texas, SAB(c)
4.63%, 09/01/31	100	97,230
4.88%, 09/01/41	295	283,422
6.38%, 09/01/44	180	175,428
5.13%, 09/01/51	500	471,344
6.63%, 09/01/54	1,140	1,108,325
City of Oak Point Texas, SAB(c)
5.10%, 09/15/44	500	488,941
5.25%, 09/15/54	230	221,182
5.63%, 09/15/54	1,000	998,290
City of Pilot Point Texas, SAB, 6.13%, 09/15/45(c)	1,440	1,490,460
City of Princeton Texas, SAB(c)
4.38%, 09/01/31	150	150,592
5.00%, 09/01/44	350	342,797
5.13%, 09/01/44	425	411,665
5.38%, 09/01/45	715	719,620
5.25%, 09/01/54	575	576,391
5.38%, 09/01/54	642	645,550
5.63%, 09/01/55	1,080	1,091,130
City of San Marcos Texas, SAB(c)
3.75%, 09/01/27	100	98,677
4.00%, 09/01/32	237	229,869
4.25%, 09/01/42	750	670,120
4.50%, 09/01/51	520	452,285
City of Seagoville Texas, SAB(c)
5.75%, 09/15/45	625	639,805
6.00%, 09/15/54	295	303,034
City of Terrell Texas, SAB, 7.00%, 09/15/55(c)	3,855	3,943,671
Clifton Higher Education Finance Corp., RB, Series A, 6.00%, 06/15/54(c)	200	185,793
Club Municipal Management District No. 1, SAB, 5.38%, 09/01/55(c)	550	552,106
County of Denton Texas, SAB, 5.88%, 12/31/45(c)	1,540	1,588,673
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	1,380	1,380,074
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 01/01/38	535	535,236
Series A, 5.00%, 01/01/43	520	515,953
Series A, 5.13%, 01/01/48	1,535	1,492,012
Hemphill County Hospital District, GOL
4.63%, 02/01/39	1,500	1,417,366
4.75%, 02/01/45	2,500	2,208,744
Houston Higher Education Finance Corp., RB, 4.00%, 10/01/51	1,400	1,110,609
New Hope Cultural Education Facilities Finance Corp., RB
01/01/55(h)	1,100	1,085,742
Series A, 5.00%, 01/01/55	700	589,436
Series A, 5.00%, 07/01/57	3,000	1,942,082
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 6.75%, 10/01/52	5,000	5,034,729
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(c)	5,580	4,121,158
Port of Beaumont Industrial Development Authority, RB, 4.10%, 01/01/28(c)	6,900	6,220,260
Port of Beaumont Navigation District, RB, AMT, 2.88%, 01/01/41(c)	2,225	1,643,318
Security	Par (000)	Value
Texas (continued)
Port of Beaumont Navigation District, Refunding ARB, Series B, 10.00%, 07/01/26(c)	$3,820	$ 3,833,816
Port of Beaumont Navigation District, Refunding RB(c)
Series A, AMT, 3.63%, 01/01/35	3,580	3,333,330
Series A, AMT, 4.00%, 01/01/50	31,160	23,993,561
San Antonio Education Facilities Corp., RB, Series A, 5.00%, 10/01/41	645	550,969
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 11/15/55	2,410	2,505,460
Texas Community Housing & Economic Development Corp., RB, M/F Housing, Series A1, Senior Lien, 6.25%, 01/01/65(c)	4,935	4,617,899
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	1,500	1,637,838
Texas Water Development Board, RB
4.00%, 10/15/45	5,215	5,026,071
Series A, 4.38%, 10/15/59	4,765	4,600,140
		151,242,740
Utah — 1.6%
Black Desert Public Infrastructure District, GOL, Series A, 4.00%, 03/01/51(c)	3,921	3,222,200
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(c)	4,000	4,040,533
County of Utah, RB, Series A, 3.00%, 05/15/50	940	703,192
MIDA Mountain Veterans Program Public Infrastructure District, TA, 5.00%, 06/01/44(c)	1,000	1,003,004
Mida Mountain Village Public Infrastructure District, TA(c)
Series 1, Subordinate, 5.13%, 06/15/54	2,000	1,988,267
Series 2, Subordinate, 5.75%, 06/15/44	1,500	1,533,154
Point Phase 1 Public Infrastructure District No. 1, RB, Series A-1, 6.13%, 03/01/55	1,000	1,042,443
Ridges Estates Infrastructure Financing District, SAB, 6.25%, 12/01/53(c)	5,352	5,535,696
SkyRidge Pegasus Infrastructure Financing District, SAB, 5.25%, 12/01/44(c)	3,850	3,802,046
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/52(c)	1,320	1,079,055
Utah Housing Corp., RB, S/F Housing
Series A, (GNMA), 4.50%, 01/21/49	977	971,024
Series B, (GNMA), 4.50%, 02/21/49	1,615	1,606,460
Series C, (GNMA), 4.50%, 03/21/49	752	747,959
Series D, (GNMA), 4.50%, 04/21/49	1,638	1,629,033
Series E, (GNMA), 4.50%, 05/21/49	1,074	1,068,150
Series F-G2, (GNMA), 4.50%, 06/21/49	2,041	2,029,066
Series G-G2, (GNMA), 4.50%, 07/21/49	1,233	1,225,855
Series H, (GNMA), 4.50%, 08/21/49	1,067	1,061,197
Series I, (GNMA), 4.50%, 11/21/48	556	552,880
Series J, (GNMA), 4.50%, 12/21/48	794	789,283
Utah Infrastructure Agency, RB
5.50%, 10/15/44	460	477,358
5.50%, 10/15/48	435	445,965
Wood Ranch Public Infrastructure District, SAB, 5.63%, 12/01/53(c)	485	490,328
		37,044,148
Vermont(c) — 0.5%
East Central Vermont Telecommunications District, RB
Series A, 4.75%, 12/01/40	2,850	2,620,601
Series A, 4.50%, 12/01/44	3,695	3,047,474

2025 BlackRock Annual Financial Statements and Additional Information

Schedule of Investments (continued)
October 31, 2025
iShares High Yield Muni Active ETF
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Vermont (continued)
East Central Vermont Telecommunications District, RB (continued)
Series A, 6.88%, 12/01/46	$3,630	$ 3,842,647
Series A, 4.50%, 12/01/50	3,000	2,296,929
		11,807,651
Virginia — 1.1%
Ballston Quarter Community Development Authority, TA
Series A, 5.50%, 03/01/46	500	481,075
Series A-1, 5.50%, 03/01/46	1,154	1,152,502
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/59(f)	4,432	3,910,428
Fairfax County Industrial Development Authority, Refunding RB, Series A, 4.00%, 05/15/48	1,780	1,685,313
Hanover County Economic Development Authority, Refunding RB, 4.00%, 07/01/40(c)	1,790	1,628,737
James City County Economic Development Authority, RB, Series A, 6.88%, 12/01/58	1,475	1,596,465
Lower Magnolia Green Community Development Authority, SAB(c)
5.00%, 03/01/35	460	460,091
5.00%, 03/01/45	475	459,493
Norfolk Redevelopment & Housing Authority, RB, Series A, 5.00%, 01/01/49	1,250	1,144,586
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	9,850	7,396,298
Virginia Beach Development Authority, RB
Series A, 7.00%, 09/01/53	1,800	1,980,294
Series B3, 5.38%, 09/01/29	1,085	1,093,325
Virginia Commonwealth University Health System Authority, RB, Series A, 4.00%, 07/01/54	2,500	2,275,360
		25,263,967
Washington — 0.8%
Washington Economic Development Finance Authority, RB, Series A, AMT, Sustainability Bonds, 5.63%, 12/01/40(c)	3,470	3,540,301
Washington State Housing Finance Commission, RB(c)
6.00%, 07/01/59	300	306,629
Series A, 5.00%, 07/01/50	1,240	1,067,936
Series A, 5.75%, 01/01/53	720	695,565
Series A, 5.88%, 01/01/59	585	568,557
Series B2, 3.95%, 07/01/29	2,830	2,830,063
Washington State Housing Finance Commission, RB, M/F Housing, Series 1, Sustainability Bonds, 3.38%, 04/20/37	3,138	2,965,183
Washington State Housing Finance Commission, Refunding RB
5.00%, 01/01/26(c)	900	899,921
5.75%, 01/01/35(c)	355	355,074
5.00%, 01/01/43(c)	2,000	1,858,649
6.00%, 01/01/45(c)	940	929,935
Series A, 5.00%, 07/01/43	920	931,687
Series A, 5.00%, 07/01/48	620	616,266
		17,565,766
Wisconsin — 8.0%
Public Finance Authority, ARB, AMT, 4.00%, 07/01/41	530	481,810
Public Finance Authority, RB
6.25%, 10/01/31(b)(c)(g)	910	91,000
5.50%, 12/15/32(c)	5,220	5,211,291
Security	Par (000)	Value
Wisconsin (continued)
Public Finance Authority, RB (continued)
5.75%, 12/15/33(c)	$12,185	$ 12,183,320
5.00%, 06/15/41(c)	925	796,776
7.00%, 10/01/47(b)(c)(g)	910	91,000
5.63%, 06/15/49(c)	5,810	5,349,517
5.00%, 06/15/53	645	625,528
5.75%, 12/01/54(c)	17,175	17,238,188
5.00%, 06/15/55(c)	2,405	1,855,563
5.00%, 01/01/56(c)	3,790	3,160,956
Class A, 4.00%, 09/01/51(c)	1,185	895,757
Class A, 6.45%, 04/01/60(c)	1,080	1,034,892
Class B, 5.58%, 07/01/62(c)(d)	4,800	3,840,000
Series A, 12.00%, 05/16/29(c)	1,895	2,167,370
Series A, 4.25%, 06/15/31(c)	170	167,921
Series A, 5.00%, 06/01/40(c)	750	683,978
Series A, 5.00%, 06/15/41(c)	510	485,123
Series A, 7.75%, 07/01/43(c)	9,100	9,213,138
Series A, 5.00%, 12/15/44(c)	410	387,987
Series A, 7.00%, 01/01/45(c)	2,000	2,149,374
Series A, 6.85%, 11/01/46(b)(c)(g)	1,325	728,750
Series A, 7.00%, 11/01/46(b)(c)(g)	805	442,750
Series A, 5.38%, 07/15/47(c)	1,595	1,550,019
Series A, 5.00%, 06/01/49(c)	1,340	1,117,285
Series A, 5.63%, 06/15/49(c)	7,700	7,063,174
Series A, 5.00%, 06/15/51(c)	1,060	912,455
Series A, 5.25%, 12/01/51(c)	5,280	3,454,428
Series A, 5.00%, 06/15/55(c)	11,540	9,098,257
Series A, 4.75%, 06/15/56(c)	2,385	1,881,694
Series A, 7.50%, 07/01/59(c)	7,880	8,876,331
Series A, 7.25%, 01/01/61(c)	6,490	6,975,297
Series A-1, 4.50%, 01/01/35(c)	765	749,068
Series B, 0.00%, 01/01/35(c)(e)	975	575,024
Series B, 8.50%, 01/01/36(c)	2,750	2,561,591
Series B, 0.00%, 01/01/60(c)(e)	31,635	2,803,411
AMT, 5.75%, 06/30/60	8,000	8,261,503
AMT, 5.75%, 12/31/65	22,910	23,728,929
AMT, 6.50%, 12/31/65	4,985	5,474,967
AMT, Sustainability Bonds, 4.00%, 09/30/51	4,000	3,318,430
AMT, Sustainability Bonds, 4.00%, 03/31/56	3,370	2,727,020
Public Finance Authority, RB, CAB(c)(e)
0.00%, 12/15/32	4,428	2,852,452
0.00%, 12/15/37	9,240	4,697,265
0.00%, 12/15/38	2,535	1,163,072
0.00%, 12/15/42	17,085	5,182,320
Public Finance Authority, RB, M/F Housing, Series A, Subordinate, 7.13%, 07/01/65(c)(d)	2,740	2,717,591
Public Finance Authority, Refunding RB(c)
5.00%, 05/15/32	980	991,318
5.00%, 03/01/52	1,300	1,128,018
Wisconsin Health & Educational Facilities Authority, RB, Series A, 5.75%, 08/15/54	1,375	1,414,932
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 01/01/47	2,540	2,109,169
		182,667,009
Total Municipal Bonds — 91.6% (Cost: $2,134,423,893)		2,079,997,799
Schedule of Investments

Schedule of Investments (continued)
October 31, 2025
iShares High Yield Muni Active ETF
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(j)
District of Columbia — 0.5%
District of Columbia Income Tax Revenue, Refunding RB, Series A, 5.00%, 06/01/50	$10,000	$ 10,562,192
Florida — 1.3%
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.50%, 10/01/55(k)	16,650	17,668,639
Greater Orlando Aviation Authority, ARB, AMT, 5.25%, 10/01/51	10,700	11,248,797
		28,917,436
Indiana — 0.6%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series F, 5.25%, 01/01/54	13,185	14,036,279
New York — 2.5%
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series H-1, Subordinate, 5.00%, 11/01/50	7,500	7,839,068
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/54(k)	13,970	14,572,191
New York State Thruway Authority, RB, 2nd Series, Sustainability Bonds, 5.00%, 03/15/59	20,500	21,367,357
Triborough Bridge & Tunnel Authority, Refunding RB, Sub-Series B-1, Senior Lien, 5.00%, 05/15/56	12,000	12,109,951
		55,888,567
Ohio — 0.7%
Columbus Regional Airport Authority, Refunding ARB, Series A, AMT, 5.50%, 01/01/50(k)	16,250	17,266,074
Pennsylvania — 1.8%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 143A, Sustainability Bonds, 5.45%, 04/01/51	12,495	13,098,017
Series 149 A, 5.15%, 10/01/50(k)	20,000	20,376,354
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	7,500	7,578,253
		41,052,624
Texas — 0.9%
City of El Paso Texas Water & Sewer Revenue, Refunding RB, 5.00%, 03/01/52	10,000	10,315,035
Sabine-Neches Navigation District, ARB, 5.25%, 02/15/52	10,000	10,414,448
		20,729,483
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.3% (Cost: $185,955,777)		188,452,655

	Benefical Interest (000)
Other Interests
Industrial REITs — 0.0%
ESC Sumter County Industrial Development Authority(a)(l)	$250	—
Total Other Interests — 0.0% (Cost: $118,301)		—
Total Long-Term Investments — 100.2% (Cost: $2,324,543,517)		2,275,634,350

Security	Shares	Value
Short-Term Securities
Money Market Funds — 5.1%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.01%(m)(n)	116,069,237	$ 116,080,844
Total Short-Term Securities — 5.1% (Cost: $116,080,844)		116,080,844
Total Investments — 105.3% (Cost: $2,440,624,361)		2,391,715,194
Other Assets Less Liabilities — 0.9%		20,893,674
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.2)%		(140,938,829)
Net Assets — 100.0%		$ 2,271,670,039

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Zero-coupon bond.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	When-issued security.
(i)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(j)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See
Note 4 of the Notes to Financial Statements for details.

(k)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2032 to October 1, 2043, is $54,313,139.
See Note 4 of the Notes to Financial Statements for details.

(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(m)	Affiliate of the Fund.
(n)	Annualized 7-day yield as of period end.

2025 BlackRock Annual Financial Statements and Additional Information

Schedule of Investments (continued)
October 31, 2025
iShares High Yield Muni Active ETF

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 10/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/25	Shares Held at 10/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 105,253,269	$ 10,827,575 (a)	$ —	$ 7,072	$ (7,072)	$ 116,080,844	116,069,237	$ 2,267,377	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$ —	$ —	$ 5,041,236	$ 5,041,236
Corporate Bonds	—	2,142,660	—	2,142,660
Municipal Bonds	—	2,079,997,799	—	2,079,997,799
Municipal Bonds Transferred to Tender Option Bond Trusts	—	188,452,655	—	188,452,655
Other Interests	—	—	—	—
Short-Term Securities
Money Market Funds	116,080,844	—	—	116,080,844
	$116,080,844	$2,270,593,114	$5,041,236	$2,391,715,194
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $140,184,999 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.
Schedule of Investments

Statement of Assets and Liabilities
October 31, 2025

iShares High Yield Muni Active ETF
ASSETS
Investments, at value — unaffiliated(a)	$ 2,275,634,350
Investments, at value — affiliated(b)	116,080,844
Cash	2,008
Receivables:
Investments sold	7,947,912
Dividends — affiliated	297,252
Interest — unaffiliated	39,393,944
Prepaid expenses	41,369
Total assets	2,439,397,679
ACCRUED LIABILITIES
Payables:
Investments purchased	25,932,265
Accounting services fees	2,168
Custodian fees	7,541
Interest expense and fees	753,830
Investment advisory fees	743,142
Trustees’ and Officer’s fees	1,208
Other accrued expenses	1,353
Reorganization costs	100,647
Service fees	487
Total accrued liabilities	27,542,641
OTHER LIABILITIES
TOB Trust Certificates	140,184,999
Total liabilities	167,727,640
Commitments and contingent liabilities
NET ASSETS	$ 2,271,670,039
NET ASSETS CONSIST OF
Paid-in capital	$ 2,460,798,694
Accumulated loss	(189,128,655)
NET ASSETS	$ 2,271,670,039
NET ASSET VALUE
Shares outstanding	46,180,340
Net asset value	$ 49.19
Shares authorized	Unlimited
Par value	None
(a) Investments, at cost—unaffiliated	$2,324,543,517
(b) Investments, at cost—affiliated	$116,080,844
See notes to financial statements.

2025 BlackRock Annual Financial Statements and Additional Information

Statement of Operations
Year Ended October 31, 2025

iShares High Yield Muni Active ETF(a)
INVESTMENT INCOME
Dividends — affiliated	$2,267,377
Interest — unaffiliated	97,596,849
Total investment income	99,864,226
EXPENSES
Investment advisory	7,313,112
Interest expense — unaffiliated(b)	2,802,740
Portfolio investment fees	923,626
Service and distribution — class specific	369,157
Reorganization	245,798
Transfer agent — class specific	143,071
Registration	112,145
Accounting services	54,499
Professional	42,201
Trustees and Officer	8,404
Custodian	5,274
Printing and postage	2,763
Commitment costs	1,689
Miscellaneous	21,161
Total expenses	12,045,640
Less:
Fees waived and/or reimbursed by the Manager	(145,536)
Fees waived and/or reimbursed by the Investment Adviser	(122,183)
Service and distribution fees waived and/or reimbursed by the Investment Adviser — class specific	(254,700)
Transfer agent fees waived and/or reimbursed by the Investment Adviser — class specific	(25,501)
Total expenses after fees waived and/or reimbursed	11,497,720
Net investment income	88,366,506
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,267,567)
Investments — affiliated	7,072
(11,260,495)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(4,708,878)
Investments — affiliated	(7,072)
Unfunded commitments	(7,147,716)
(11,863,666)
Net realized and unrealized loss	(23,124,161)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,242,345
(a) During the period the Fund converted from a mutual fund to an exchange traded fund pursuant to an Agreement and Plan of Reorganization. See Note 1 of the Notes to
Financial Statements for information on the Fund’s reorganization.

(b) All or a portion of is related to TOB Trusts.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets

	iShares High Yield Muni Active ETF
	Year Ended 10/31/25(a)	Period from 07/01/24 to 10/31/24	Year Ended 06/30/24

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$88,366,506	$25,208,211	$68,977,113
Net realized loss	(11,260,495)	(5,820,573)	(43,426,139)
Net change in unrealized appreciation (depreciation)	(11,863,666)	(5,952,771)	116,490,493
Net increase in net assets resulting from operations	65,242,345	13,434,867	142,041,467
DISTRIBUTIONS TO SHAREHOLDERS(b)
Fund	(58,648,677)	—	—
Predecessor Fund
Institutional	(9,043,749)	(11,856,911)	(33,368,841)
Investor A	(4,939,309)	(6,401,585)	(19,294,527)
Investor C	(174,110)	(204,984)	(697,229)
Class K	(3,221,957)	(4,381,421)	(12,651,484)
Decrease in net assets resulting from distributions to shareholders	(76,027,802)	(22,844,901)	(66,012,081)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	697,342,338	(50,377,891)	(162,867,748)
NET ASSETS
Total increase (decrease) in net assets	686,556,881	(59,787,925)	(86,838,362)
Beginning of period	1,585,113,158	1,644,901,083	1,731,739,445
End of period	$2,271,670,039	$1,585,113,158	$1,644,901,083

(a)
During the period the Fund converted from a mutual fund to an exchange traded fund pursuant to an Agreement and Plan of Reorganization. See Note 1 of the Notes to Financial Statements for
information on the Fund’s reorganization.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 BlackRock Annual Financial Statements and Additional Information

Financial Highlights
(For a share outstanding throughout each period)

	iShares High Yield Muni Active ETF(a)
	Year Ended 10/31/25	Period from 07/01/24 to 10/31/24	Year Ended 06/30/24	Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21

Net asset value, beginning of period	$49.43	$49.70	$47.31	$48.83	$58.00	$51.76
Net investment income(b)	2.34	0.76	2.12	1.95	1.74	1.90
Net realized and unrealized gain (loss)(c)	(0.52)	(0.32)	2.28	(1.52)	(9.01)	6.24
Net increase (decrease) from investment operations	1.82	0.44	4.40	0.43	(7.27)	8.14
Distributions(d)
From net investment income	(2.06)	(0.71)	(2.01)	(1.95)	(1.74)	(1.90)
From net realized gain	—	—	—	—	(0.16)	—
Total distributions	(2.06)	(0.71)	(2.01)	(1.95)	(1.90)	(1.90)
Net asset value, end of period	$49.19	$49.43	$49.70	$47.31	$48.83	$58.00
Total Return(e)
Based on net asset value	3.82%	0.86%(f)	9.64%(g)	0.90%(g)	(12.84)%	16.00%
Ratios to Average Net Assets(h)
Total expenses	0.65%(i)	0.61%(j)(k)	0.60%	0.71%	0.61%	0.61%
Total expenses after fees waived and/or reimbursed	0.64%(i)	0.58%(j)(k)	0.57%	0.65%	0.59%	0.58%
Total expenses after fees waived and/or reimbursed and excluding interest expense, reorganization cost and portfolio investment fees(l)	0.39%	0.54%	0.54%	0.54%	0.54%	0.54%
Net investment income	4.83%	4.60%(k)	4.45%	4.12%	3.17%	3.44%
Supplemental Data
Net assets, end of period (000)	$2,271,670	$835,439	$840,630	$887,272	$884,648	$1,190,526
Borrowings outstanding, end of period (000)	$140,185	$16,330	$16,330	$—	$99,141	$114,824
Portfolio turnover rate(m)	30%	15%	34%	36%	34%	23%

(a)
As of the close of trading on the New York Stock Exchange on February 7, 2025, BlackRock High Yield Municipal Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, Institutional Shares of BlackRock High Yield Municipal Fund, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.
The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.184318. See Note 1 of the Notes to
Financial Statements for information on the Fund’s reorganization.

(b)	Based on average shares outstanding.
(c)
The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)
Includes non-recurring expenses of reorganization costs and portfolio investment fees. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.58% and 0.57%, respectively.

(j)
Audit, printing and postage and proxy costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 0.63%, 0.60% and 0.56%, respectively.

(k)	Annualized.
(l)	All or a portion of interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.
(m)	Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
BlackRock ETF Trust II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following fund (the “Fund”):
Fund Name	Diversification Classification
iShares High Yield Muni Active ETF	Diversified
The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Reorganization: The Board of Directors of the Corporation (the “Predecessor Board”), on behalf of BlackRock High Yield Municipal Fund (the “Predecessor Fund”), a series of BlackRock Municipal Bond Fund, Inc. (the “Predecessor Corporation”), approved an Agreement and Plan of Reorganization (the “Reorganization”), pursuant to which the Predecessor Fund reorganized into the Fund.  The Reorganization was completed as of the close of trading on the New York Stock Exchange on February 7, 2025 and was not subject to approval by shareholders of the Predecessor Fund. The Fund has the same investment objective, strategies and policies as the Predecessor Fund.
The Fund was a newly-formed “shell” fund that had not commenced operations prior to the Reorganization and therefore did not have performance history prior to the Reorganization. The Fund had been organized solely in connection with the Reorganization to acquire all of the assets and assume all of the liabilities of the Predecessor Fund and continue the business of the Predecessor Fund. In connection with the Reorganization, shareholders of the Predecessor Fund received ETF shares of the Fund equal in value to the number of shares of the Predecessor Fund they owned, including a cash payment in lieu of fractional shares of the Predecessor Fund, which cash payment may be taxable. After the Reorganization, the Institutional Share class of the Predecessor Fund was the accounting and performance survivor, meaning that the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.
The Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratio:
Predecessor Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Shares of the Acquiring Fund
Institutional	88,066,172	0.18431800	16,232,180
Investor A	46,976,002	0.18384600	8,636,350
Investor C	1,730,339	0.18437200	319,026
Class K	31,110,108	0.18427400	5,732,784
The Predecessor Fund’s net assets and composition of net assets as of the close of trading on the New York Stock Exchange on February 7, 2025, the valuation date of the reorganization, were as follows:
Net assets	$1,546,016,999
Paid-in-capital	1,706,894,201
Accumulated loss	(160,877,202)
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Prior to the Reorganization, the Fund had not yet commenced operations and had no assets or liabilities. The Predecessor Fund’s fair value and cost of financial instruments prior to the Reorganization were as follows:
Predecessor Fund	Fair Value of Investments	Cost of Investments	TOB Trust Certificates
BlackRock High Yield Municipal Bond Fund	$1,590,237,414	$1,616,973,635	$36,855,000
Prior to the Reorganization, the Predecessor Fund’s independent registered public accounting firm was Deloitte & Touche LLP. The independent registered public accounting firm for the Fund is PricewaterhouseCoopers LLP.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are

2025 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. The Fund capitalize certain transaction costs directly associated with the acquisition or transfer of an investment. The Fund expense any portfolio investment fees associated with unconsummated transactions. Portfolio investment fees that are paid outside of a private investment’s commitment, if any, are typically treated as a Fund expense. Prior to February 8, 2025, income, expenses and realized and unrealized gains and losses were allocated daily to each class of the Predecessor Fund based on its relative net assets.
Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Effective February 8, 2025, distributions are paid in U.S. dollars, if any, and cannot be automatically reinvested in additional shares of the Fund.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Predecessor Board, the directors who are not “interested persons” of the Predecessor Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Predecessor Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Predecessor Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statement of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Reorganization Costs: Reorganization costs incurred in connection with the reorganization were expensed by the Predecessor Fund.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Other: Prior to February 8, 2025, expenses directly related to the Predecessor Fund or its classes were charged to the Predecessor Fund or the applicable class. Expenses directly related to the Predecessor Fund and other shared expenses prorated to the Predecessor Fund were allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Investment Adviser”), were prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.
The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of BFA as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party
Notes to Financial Statements

Notes to Financial Statements  (continued)

pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Certain information made available by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable

2025 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Fund to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statement of Assets and Liabilities and Statement of Operations.
Municipal Bonds Transferred to TOB Trusts: The Fund leverages its assets through the use of “TOB Trust” transactions. The fund transfers municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating fund that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which the fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding. The TOB Trust may be collapsed without the consent of the fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Fund) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While the fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of the fund to borrow money for purposes of making investments. The Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to the Fund. The Fund typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in the Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statement of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of the Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statement of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense and fees in the Statement of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense and fees in the Statement of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, the Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense and fees in the Statement of Operations. Amounts recorded within interest expense and fees in the Statement of Operations are:
Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
iShares High Yield Muni Active ETF	$ 2,353,601	$ 315,588	$ 133,528	$ 2,802,717
Notes to Financial Statements

Notes to Financial Statements  (continued)

For the year ended October 31, 2025, the following table is a summary of the Fund’s TOB Trusts:
Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
iShares High Yield Muni Active ETF	$ 188,452,655	$ 140,184,999	3.25% — 3.30%	$ 91,022,873	3.08%

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Fund, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Fund, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedule of Investments.

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity
Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”).
As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at October 31, 2025, in proportion to their participation in the TOB Trust. The recourse TOB
Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by a Fund at October 31, 2025.

5.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.39%.
For the period February 8, 2025 through October 31, 2025, the Fund paid BFA a total of $5,280,630, which is included in investment advisory fees in the Statement of Operations.
Prior to February 8, 2025, the Predecessor Corporation, on behalf of the Predecessor Fund, had entered into an Investment Advisory Agreement with BAL, the Predecessor Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), provided investment advisory and administrative services. BAL was responsible for the management of the Predecessor Fund’s portfolio and provided the personnel, facilities, equipment and certain other services necessary to the operations of the Predecessor Fund.
For such services, the Predecessor Fund paid BAL a monthly fee at an annual rate equal to the following percentages of the average daily value of the Predecessor Fund’s net assets:
Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.47%
$1 billion — $3 billion	0.44
$3 billion — $5 billion	0.42
$5 billion — $10 billion	0.41
Greater than $10 billion	0.40
For the period November 1, 2024 through February 7, 2025, the Predecessor Fund paid BAL a total of $2,032,482, which is included in investment advisory fees in the Statement of Operations.
Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.
Service and Distribution Fees:  Prior to February 8, 2025, the Predecessor Corporation, on behalf of the Predecessor Fund, had entered into a Distribution Agreement and a Distribution and Service Plan with BRIL, an affiliate of BAL. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the  Predecessor Fund paid BRIL service and distribution fees. The fees were accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Predecessor Fund as follows:
	BlackRock High Yield Municipal Fund
Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

2025 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provided shareholder servicing and distribution services to the Predecessor Fund. The service and/or distribution fee compensated BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.
For the period November 1, 2024 through February 7, 2025, the following table shows the class specific service and distribution fees borne directly by each share class of the Predecessor Fund:
Fund Name	Investor A	Investor C	Total
BlackRock High Yield Municipal Fund	$ 321,312	$ 47,845	$ 369,157
Transfer Agent:  Prior to February 8, 2025, pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provided the Predecessor Fund with sub-accounting, record keeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities received an asset-based fee or an annual fee per shareholder account, which varied depending on share class and/or net assets.
For the period November 1, 2024 through February 7, 2025, the Predecessor Fund did not pay any amounts to affiliates in return for these services.
Prior to February 8, 2025, BAL maintained a call center that was responsible for providing certain shareholder services to the Predecessor Fund. Shareholder services included responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the period November 1, 2024 through February 7, 2025, the Predecessor Fund reimbursed BAL the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:
	Institutional	Investor A	Investor C	Class K	Total
Reimbursed amounts	$ 640	$ 1,086	$ 202	$ 191	$ 2,119
For the period November 1, 2024 through February 7, 2025, the following table shows the class specific transfer agent fees borne directly by each share class of the Predecessor Fund:
Fund Name	Institutional	Investor A	Investor C	Class K	Total
BlackRock High Yield Municipal Fund	$ 93,736	$ 38,935	$ 2,430	$ 7,970	$ 143,071
Other Fees: For the period November 1, 2024 through February 7, 2025, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Predecessor Fund’s Investor A Shares for a total of $359.
For the period November 1, 2024 through February 7, 2025, affiliates received contingent deferred sales charges as follows:
Fund Name	Investor A	Investor C
BlackRock High Yield Municipal Fund	$ 5,111	$ 36
Expense Limitations, Waivers and Reimbursements:  BFA has contractually agreed to waive a portion of its investment advisory fees to the Fund in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2026. BFA has also contractually agreed to waive a portion of its investment advisory fees to the Fund by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in money market funds advised by BFA or its affiliates through June 30, 2026. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period February 8, 2025 through October 31, 2025, the amounts waived in investment advisory fees pursuant to these arrangements was $145,536.
Prior to February 8, 2025, with respect to the Predecessor Fund, BAL contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Predecessor Fund paid to BAL indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2026. The contractual agreement could have been terminated upon 90 days’ notice by a majority of the trustees who were not “interested persons” of the Predecessor Corporation, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Predecessor Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below was reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Investment Adviser in the Statement of Operations. For the period November 1, 2024 through February 7, 2025, BAL waived a total of $23,850.
Prior to February 8, 2025, with respect to the Predecessor Fund, BAL had contractually agreed to waive its investment advisory fee with respect to any portion of the Predecessor Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that had a contractual management fee through June 30, 2026. The contractual agreement could have been terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Predecessor Fund. This amount is included in fees waived and/or reimbursed by the Investment Adviser in the Statement of Operations. For the period November 1, 2024 through February 7, 2025, there were no fees waived by the Investment Adviser pursuant to this arrangement.
Prior to February 8, 2025, with respect to the Predecessor Fund, BAL had contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Predecessor Fund’s business (“expense limitation”). For the period November 1, 2024 through February 7, 2025, expense limitations as a percentage of average daily net assets were as follows:
Share Class	Expense Limitation
Institutional	0.54%
Notes to Financial Statements

Notes to Financial Statements  (continued)

Share Class	Expense Limitation
Investor A	0.79%
Investor C	1.54
Class K	0.49
BAL had agreed not to reduce or discontinue the contractual expense limitations through June 30, 2026, unless approved by the Predecessor Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Predecessor Fund. For the period November 1, 2024 through February 7, 2025, BAL waived and/or reimbursed investment advisory fees of $98,333, which is included in fees waived and/or reimbursed by the Investment Adviser in the Statement of Operations.
In addition, these amounts waived and/or reimbursed by the Investment Adviser are included in transfer agent fees waived and/or reimbursed by the Investment Adviser — class specific and service and distribution fees waived and/or reimbursed by the Investment Adviser — class specific, respectively, in the Statement of Operations. For the period November 1, 2024 through February 7, 2025, class specific expense waivers and/or reimbursements were as follows:
	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees waived and/or reimbursed by the Investment Adviser— class specific	$ 18,754	$ 707	$ 537	$ 5,503	$ 25,501
Service and distribution fees waived and/or reimbursed by the Investment Adviser — class specific	—	221,632	33,068	—	254,700
Interfund Lending: Prior to February 8, 2025, in accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Predecessor Fund could participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Predecessor Fund’s investment policies and restrictions. The Predecessor Fund was permitted to borrow and lend under the Interfund Lending Program.
A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Predecessor Board.
For the period November 1, 2024 through February 7, 2025, the Predecessor Fund did not participate in the Interfund Lending Program.
ETF Servicing Fees: The Fund entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Fund does not pay BRIL for ETF Services.
Trustees and Officers:  Certain Trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.
Other Transactions: The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.
6.
 PURCHASES AND SALES
For the year ended October 31, 2025, purchases and sales of investments, excluding short-term securities, were as follows:
Fund Name	Purchases	Sales
iShares High Yield Muni Active ETF	$ 1,318,600,206	$ 534,161,918
There were no in-kind transactions for the year ended October 31, 2025.
7.
INCOME TAX INFORMATION
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
The  Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.

2025 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to nondeductible expenses were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
iShares High Yield Muni Active ETF	$ (245,798)	$ 245,798
The tax character of distributions paid was as follows:
Fund Name	Period from 02/08/25 to 10/31/25
iShares High Yield Muni Active ETF
Tax-exempt income	$ 56,550,869
Ordinary income	2,097,808
$ 58,648,677

Predecessor Fund	Period from 11/01/24 to 02/07/25	Period from 07/01/24 to 10/31/24	Year Ended 06/30/24
BlackRock High Yield Municipal Fund
Tax-exempt income	$ 16,290,107	$ 22,179,593	$ 65,169,658
Ordinary income	1,089,018	665,308	842,423
	$ 17,379,125	$ 22,844,901	$ 66,012,081
As of October 31, 2025, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Undistributed Tax-Exempt Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
iShares High Yield Muni Active ETF	$ 16,519,615	$ (155,303,804)	$ (50,344,466)	$ (189,128,655)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the classification of investments, the accrual of income on securities in default, treatment of residual interests in tender option bond trusts.

As of October 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iShares High Yield Muni Active ETF	$ 2,301,874,661	$ 57,583,625	$ (107,928,091)	$ (50,344,466)
8.
 LINE OF CREDIT
The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum . The agreement expires in April 2026 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. For the period February 8, 2025 through October 31, 2025, the Fund did not borrow under the credit agreement.
Prior to February 8, 2025, the Predecessor Corporation, on behalf of the Predecessor Fund, along with certain other funds managed by BAL and its affiliates (“Participating Funds”), was party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Predecessor Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Predecessor Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement had the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) OBFR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) SOFR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expired in April 2025 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. For the period November 1, 2024 through February 7, 2025, the Predecessor Fund did not borrow under the credit agreement.
Notes to Financial Statements

Notes to Financial Statements  (continued)

9.
PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.
The Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Fund’s investments in the TOB Trusts may adversely affect the Fund’s net investment income and dividends to Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Fund’s NAV per share.
The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Market Risk:  The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments.  An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may  experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

2025 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

Certain Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
The Fund invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
10.
 CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.
Transactions in capital shares were as follows:
	Period from 02/08/25 to 10/31/25
Fund Name	Shares	Amounts
iShares High Yield Muni Active ETF(a)
Shares sold	16,120,000	$ 796,820,389
Shares issued in reorganization	30,920,340	1,546,017,000
Shares redeemed	(860,000)	(42,670,102)
	46,180,340	$ 2,300,167,287

	Period from 11/01/24 to 02/07/25		Period from 07/01/24 to 10/31/24		Year Ended 06/30/24
Predecessor Fund Name / Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
BlackRock High Yield Municipal Fund(a)
Institutional
Shares sold	11,428,937	$ 104,734,142	8,234,474	$ 76,252,592	52,999,321	$ 456,840,905
Shares issued in reinvestment of distributions	695,945	6,399,567	950,861	8,768,769	2,822,206	24,593,039
Shares redeemed	(15,768,485)	(144,438,486)	(9,214,193)	(85,040,661)	(65,826,941)	(566,713,215)
Shares converted in reorganization	(88,066,172)	(811,609,137)	—	—	—	—
	(91,709,775)	$ (844,913,914)	(28,858)	$ (19,300)	(10,005,414)	$ (85,279,271)
Investor A
Shares sold and automatic conversion of shares	2,203,185	$ 20,093,854	4,328,521	$ 39,929,424	14,852,833	$ 128,866,023
Shares issued in reinvestment of distributions	500,577	4,590,144	655,297	6,027,111	2,094,046	18,173,947
Shares redeemed	(7,631,995)	(69,724,207)	(5,836,166)	(53,845,044)	(23,187,941)	(200,250,725)
Shares converted in reorganization	(46,976,002)	(431,816,719)	—	—	—	—
	(51,904,235)	$ (476,856,928)	(852,348)	$ (7,888,509)	(6,241,062)	$ (53,210,755)
Notes to Financial Statements

Notes to Financial Statements  (continued)

	Period from 11/01/24 to 02/07/25		Period from 07/01/24 to 10/31/24		Year Ended 06/30/24
Predecessor Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts	Shares	Amounts
BlackRock High Yield Municipal Fund(a) (continued)
Investor C
Shares sold	91,767	$ 837,775	133,000	$ 1,233,469	189,255	$ 1,647,040
Shares issued in reinvestment of distributions	18,349	168,574	22,023	203,123	79,600	691,363
Shares redeemed and automatic conversion of shares	(395,346)	(3,624,998)	(227,848)	(2,106,062)	(1,110,932)	(9,625,094)
Shares converted in reorganization	(1,730,339)	(15,951,383)	—	—	—	—
	(2,015,569)	$ (18,570,032)	(72,825)	$ (669,470)	(842,077)	$ (7,286,691)
Class K
Shares sold	7,506,625	$ 68,971,690	6,081,306	$ 56,232,513	14,530,613	$ 126,963,043
Shares issued in reinvestment of distributions	332,164	3,053,700	452,070	4,167,296	1,412,037	12,289,280
Shares redeemed	(5,245,637)	(47,869,705)	(11,089,949)	(102,200,421)	(17,936,984)	(156,343,354)
Shares converted in reorganization	(31,110,108)	(286,639,760)	—	—	—	—
	(28,516,956)	$ (262,484,075)	(4,556,573)	$ (41,800,612)	(1,994,334)	$ (17,091,031)
	(127,966,195)	$ 697,342,338	(5,510,604)	$ (50,377,891)	(19,082,887)	$ (162,867,748)

(a)	See Note 1 of the Notes to Financial Statements for information on the Fund’s reorganization.
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Fund using a clearing facility outside of the continuous net settlement process, the Fund, at its sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, the Fund’s custodian, and the Fund. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Fund may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.
11.
SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

2025 BlackRock Annual Financial Statements and Additional Information

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock ETF Trust II and Shareholders of iShares High Yield Muni Active ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares High Yield Muni Active ETF (one of the funds constituting BlackRock ETF Trust II, referred to hereafter as the "Fund") as of October 31, 2025, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Fund (prior to the reorganization described in Note 1 was BlackRock High Yield Municipal Fund) as of October 31, 2024, for the period from July 1, 2024 to October 31, 2024 and for the year ended June 30, 2024 and the financial highlights for each of the periods ended on or prior to October 31, 2024 (not presented herein, other than the statements of changes in net assets and the financial highlights), prior to the retrospective application of the reorganization as described in Note 1, were audited by other auditors whose report dated December 20, 2024 expressed an unqualified opinion on those financial statements and financial highlights.
We have also audited the adjustments to retrospectively apply the reorganization, as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the financial statements or financial highlights of the Fund for periods ended on or prior to October 31, 2024 other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurance on the financial statements or financial highlights for periods ended on or prior to October 31, 2024 taken as a whole.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as tax-exempt interest dividends for the fiscal year ended October 31, 2025:
Fund Name	Exempt-Interest Dividends
iShares High Yield Muni Active ETF	$ 86,799,467
The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2025:
Fund Name	Interest Dividends
iShares High Yield Muni Active ETF	$ 2,388,955
The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2025.
Fund Name	Interest- Related Dividends
iShares High Yield Muni Active ETF	$ 2,388,955

2025 BlackRock Annual Financial Statements and Additional Information

Additional Information

Premium/Discount Information
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
•Go to icsdelivery.com.
•If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each independent trustee for services to the Funds from BFA’s investment management fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Fund Prospectus. Each Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Fund and Service Providers
Investment Adviser
BlackRock Fund Advisors
San Francisco, CA 94105
Administrator, Custodian and Transfer Agent
State Street Bank and Trust Company
Boston, MA 02114
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Philadelphia, PA 19103
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust II (the “Trust”) met on May 8, 2025 (the “May Meeting”) and June 5-6, 2025 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of iShares High Yield Muni Active ETF (the “Fund”), and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board Members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the May Meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

2025 BlackRock Annual Financial Statements and Additional Information

Disclosure of Investment Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.
B. The Investment Performance of the Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the May Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2024, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.
The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, third and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable period.
C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund
The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2024 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s
Disclosure of Investment Advisory Agreement

Disclosure of Investment Advisory Agreement (continued)

assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit the Fund in a variety of ways as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, unitary fee structure, fee waivers, and/or expense caps, as applicable. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending, ETF servicing and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board noted the competitive nature of the ETF marketplace, and that shareholders are able to redeem or sell their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2026. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

2025 BlackRock Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
M/F	Multi-Family
RB	Revenue Bonds
S/F	Single-Family
SAB	Special Assessment Bonds
SAN	State Aid Notes
SAW	State Aid Withholding
ST	Special Tax
TA	Tax Allocation
Glossary of Terms Used in these Financial Statements

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ETF Trust II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust II

Date: December 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust II

Date: December 22, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ETF Trust II

Date: December 22, 2025